Exhibit 10.1

EXECUTION VERSION

CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLINICAL TRIAL COLLABORATION AGREEMENT

This CLINICAL TRIAL COLLABORATION AGREEMENT (the “Agreement”) is made and entered into effective as of September 21,  2018 (the “Effective Date”) by and between BioXcel Therapeutics, a Delaware corporation, headquartered at 780 East Main Street, Branford, CT  06405 (“BioXcel”), and Nektar Therapeutics, a Delaware corporation, headquartered at 455 Mission Bay Boulevard South, San Francisco, CA 94158 (“Nektar”).  BioXcel and Nektar may be referred to herein individually as a “Party,” or collectively as the “Parties.”

RECITALS

WHEREAS, BioXcel and Nektar desire to collaborate on one or more clinical trials of a combination therapy using Nektar’s IL2-based CD122-biased agonist, known as “NKTR-214”, BioXcel’s small molecule inhibitor of dipeptidyl peptidase 8-9 (DPP8-9) and fibroblast activation protein (FAP), known as “BXCL701”, and a CPI Compound to be mutually agreed by the Parties;

WHEREAS, Nektar and BMS have previously entered into that certain Strategic Collaboration Agreement with an effective date of April 3, 2018 (the “SCA”), for the collaboration on clinical development and commercialization of, inter alia, a combination therapy of NKTR-214 and BMS’s human monoclonal antibody that binds PD-1 known as “Nivolumab”; and

WHEREAS, Nektar has obtained any necessary consent from BMS to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.

1.1       “Affiliate” shall mean, with respect to a particular Entity, any other Entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such particular Entity, but only for so long as such Entity meets the definition of Affiliate hereunder.  As used in this section, the term “controls” (with correlative meanings for the terms “controlled by” or “under common control with”) means (a) that an Entity owns, directly or indirectly, more than fifty percent (50%) of the voting stock of another Entity, or (b) that such Entity otherwise has the actual ability to control and direct the management of the other Entity, whether by contract or otherwise.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.2       “Aggregate Safety Information” shall mean, with respect to a Party’s Single Agent Compound, the (a) safety and toxicity information for such Single Agent Compound that is Combined Therapy Study Data, plus (b) safety and toxicity information from all other clinical trials of such Single Agent Compound, whether alone or in combination with another pharmaceutical agent, in each case including information related to serious adverse events, adverse drug reactions, adverse events, discontinuations due to adverse events and Grade 3 and Grade 4 laboratory abnormalities.  Aggregate Safety Information shall be provided by a Party to the other in the same format as is contained in the investigators’ brochures prepared by such Party for its Compound in each country where a Combined Therapy Trial will be conducted.

1.3       “Agreement” shall have the meaning set forth in the preamble to this Agreement, as it may be amended by the Parties from time to time.

1.4       “Applicable Law” shall mean all applicable laws, rules and regulations (whether federal, state or local) that may be in effect from time to time and applicable to conduct under this Agreement, including current Good Clinical Practices (GCP), Good Laboratory Practices (GLP) and Good Manufacturing Practices (GMP).

1.5       “Arbitration Matter” shall mean any disputed matter that relates to or arises out of the validity, interpretation or construction of, or the compliance with or breach of, this Agreement; provided that such disputed matter has been considered, but not resolved, by the Executive Officers as set forth in Section 13.3(a).  For clarity, no JDC Dispute that is subject to Sections 2.8(a) or 2.8(b), no Publication Dispute nor any other matter requiring mutual agreement of both Parties shall be an Arbitration Matter.

1.6       “Bioanalysis Plan” shall mean the bioanalysis plan for any Samples as may be contemplated by a Combined Therapy Trial, Protocol or another subsequent written agreement between the Parties, as described in Section 13.7.

1.7       “BioXcel” shall have the meaning set forth in the preamble to this Agreement.

1.8       “BioXcel Compound”  shall mean BXCL701, as set forth on the attached Exhibit E.

1.9       “BioXcel Indemnitees” shall have the meaning set forth in Section 11.1 of this Agreement.

1.10     “BioXcel Independent Patent Rights” shall mean any Patent Rights Controlled by BioXcel (or its Affiliates) as of the Effective Date or during the Term through efforts outside of this Agreement that Cover the use (whether alone or in combination with other agents), manufacture, formulation, or composition of matter of the BioXcel Compound, but which do not Cover any Collaboration Invention.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.11     “BioXcel Regulatory Documentation” shall mean any Regulatory Documentation related to the BioXcel Compound that exists as of the Effective Date or that is created during the Term through efforts outside this Agreement.

1.12     “BioXcel Study Data” shall have the meaning set forth in Section 8.2 of this Agreement.

1.13     “BioXcel Study Invention” shall mean any invention or Technology that would be a Collaboration Invention (except for the exclusion set forth therein) and that relates to (a) the composition of matter of the BioXcel Compound (and not the Nektar Compound or the CPI Compound), (b) method of manufacture or formulation of the BioXcel Compound (and not the Nektar Compound or the CPI Compound) as a single agent, or (c) a method of use of the BioXcel Compound (and not the Nektar Compound) as a monotherapy or in combination with the CPI Compound (and not the Nektar Compound) or other agents, antibodies or compounds (other than a Collaboration Invention comprising, whether generically or specifically, the use of the CPI Compound (and/or any other antibodies that are designed to selectively bind to PD-1 or PD-L1), the Nektar Compound (and/or any other IL2-based CD122 agonist), and a BioXcel Compound (and/or any other inhibitor of dipeptidyl peptidase 8-9 (DPP8-9) and fibroblast activation protein (FAP))).

1.14     “BioXcel Study Patent Rights” shall mean any Patent Rights that are Controlled by BioXcel and Cover any BioXcel Study Invention (and not a Nektar Study Invention or a Combined Therapy Trial Invention) or BioXcel Study Data, excluding BioXcel Independent Patent Rights and BioXcel Technology.  For avoidance of doubt, any Patent Rights that Cover both (x) a BioXcel Study Invention and (y) any other type of Collaboration Invention are included within the Combined Therapy Patent Rights.

1.15     “BioXcel Technology” shall mean all Technology Controlled by BioXcel (or its Affiliates) as of the Effective Date or during the Term through efforts outside of this Agreement related to the BioXcel Compound or the Combined Therapy and necessary for the conduct of the Combined Therapy Trials.  For clarity, BioXcel Technology does not include (a) Collaboration Inventions, (b) Study Data, or (c) Combined Therapy Trial Regulatory Documentation.

1.16     “BMS” shall mean Bristol-Meyers Squibb Company, a Delaware corporation, headquartered at 345 Park Avenue, New York, New York 10154.

1.17     “Business Day” shall mean a day other than Saturday, Sunday or any day on which commercial banks located in New York, NY are authorized or obligated by Applicable Law to close.

1.18     “Clinical Hold” shall mean (i) an order issued by the FDA to a Party pursuant to 21 CFR §312.42 to delay a proposed clinical investigation or to suspend an ongoing clinical investigation of the Combined Therapy or such Party’s Single Agent Compound in the United

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

States or (ii) an equivalent order to that set forth in (i) issued by a Regulatory Authority other than the FDA in any other country or group of countries.

1.19     “Collaboration Invention” shall mean any invention or Technology, whether or not patentable, that is made, conceived, or first actually reduced to practice by or on behalf of a Party, or by or on behalf of the Parties together (including by a Third Party in the performance of the Combined Therapy Trial), in the performance of the Combined Therapy Trials, Statistical Analysis Plan or Bioanalysis Plan to be conducted under this Agreement, but excluding any Study Data, or any BioXcel Study Invention or Nektar Study Invention.

1.20     “Combined Therapy” shall mean a therapy using the BioXcel Compound, the Nektar Compound and the CPI Compound in combination use as individual formulations, for use in the Field, with or without another agent.

1.21     “Combined Therapy IND” shall have the meaning set forth in Section 2.1(b).

1.22     “Combined Therapy Trial Invention(s)” shall mean all Collaboration Inventions that are not BioXcel Study Inventions or Nektar Study Inventions.  For clarity, Combined Therapy Trial Inventions include any Collaboration Invention comprising, whether generically or specifically, the use of both the Nektar Compound (and/or any other inhibitors of dipeptidyl peptidase 8-9 (DPP8-9) and fibroblast activation protein (FAP)) and a BioXcel Compound (and/or any other IL2-based CD122 agonist), and optionally, the CPI Compound (and/or any other checkpoint inhibitor).

1.23     “Combined Therapy Patent Right(s)” shall mean any Patent Rights that are Controlled by either Party that Cover any Combined Therapy Trial Invention or Combined Therapy Study Data, excluding Nektar Independent Patent Rights or BioXcel Independent Patent Rights.

1.24     “Combined Therapy Study Data” shall have the meaning set forth in Section 8.2 of this Agreement.

1.25     “Combined Therapy Trial” or “Combined Therapy Trials” shall have the meaning set forth in Section 2.1(a) of this Agreement.

1.26     “Combined Therapy Trial Regulatory Documentation” shall mean any Regulatory Documentation to be submitted for the conduct of the Combined Therapy Trial, but excluding (a) any BioXcel Regulatory Documentation and (b) any Nektar Regulatory Documentation.

1.27     “Commercially Reasonable Efforts” means:  (a) the carrying out of a Party’s obligations or tasks, other than as set forth in clause (b), with a level of efforts and resources consistent with the commercially reasonable practices normally devoted by a similarly situated company, subject to and in accordance with the terms and conditions of this Agreement; and (b) where applied to a Party’s efforts to conduct any Combined Therapy Trial under the applicable

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Protocol, the level of effort and resources normally devoted by such Party to conduct a clinical trial for a biopharmaceutical product or compound that is owned by it or to which it has rights, which is of similar market potential, profit potential or strategic value and at a similar stage in its development or product life based on conditions then prevailing.

1.28     “Confidential Information” shall have the meaning set forth in Section 9.1 of this Agreement.

1.29     “Control” or “Controlled” shall mean, with respect to particular information or intellectual property, that the applicable Party owns or has a license to such information or intellectual property and has the ability to grant a right, license or sublicense to the other Party as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

1.30     “Cover” means, with respect to a Patent, that, but for rights granted to a Person under such Patent, the practice by such Person of an invention described in such Patent would infringe a claim included in such Patent, or in the case of a Patent that is a patent application, would infringe a claim in such patent application if it were to issue as a patent. “Covered” or “Covering” shall have correlative meanings.

1.31     “CPI Compound” means a form of cancer treatment which blocks inhibitory checkpoints in the immune system thereby restoring immune system function.

1.32     “CRO” means any Third Party contract research organization used to conduct a Combined Therapy Trial, including laboratories and Third Parties used to maintain the Global Safety Database from a Combined Therapy Trial, but, for clarity, excluding clinical trial sites and any Third Parties who are individuals.

1.33     “Database Lock” means, with respect to each Combined Therapy Trial, such actions as are taken with approval of the JDC to prevent any modification to the database of Study Data generated in the course of such Combined Therapy Trial.

1.34     “Disclosing Party” shall have the meaning set forth in Section 9.1 of this Agreement.

1.35     “Effective Date” shall have the meaning set forth in the preamble to this Agreement.

1.36     “Entity” means a partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.37     “Executive Officers” shall mean the Chief Medical Officer of BioXcel and the Senior Vice President, Global Development & Medical Affairs of Nektar (or their respective designees).

1.38     “FDA” shall mean the United States Food and Drug Administration, or any successor agency having the same or similar authority.

1.39     “Field” shall mean treatment of patients with pancreatic cancer.

1.40     “Global Safety Database” shall mean the database containing serious adverse events, serious adverse drug reactions and pregnancy reports for the Combined Therapy, and shall be the authoritative data source for regulatory reporting and responding to regulatory queries.

1.41     “Good Clinical Practices” or “GCP” shall mean the standards, practices and procedures set forth in the International Conference on Harmonization guidelines entitled in “Good Clinical Practice: Consolidated Guideline,” including related regulatory requirements imposed by the FDA and (as applicable) any equivalent or similar standards in jurisdictions outside the United States, to the extent that such standards are applicable in the jurisdiction in which the relevant Combined Therapy Trial is conducted or required to be followed in the jurisdiction in which Regulatory Authority approval of a product will be sought.

1.42     “Good Laboratory Practices” or “GLP” shall mean the regulations set forth in 21 C.F.R. Part 58 and the requirements expressed or implied thereunder imposed by the FDA and (as applicable) any equivalent or similar standards in jurisdictions outside the United States.

1.43     “Good Manufacturing Practices” or “GMP” means the regulations set forth in 21 C.F.R. Parts 210–211, and the requirements thereunder imposed by the FDA, and, as applicable, any similar or equivalent regulations and requirements in jurisdictions outside the United States.

1.44     “IND” shall mean (a) an Investigational New Drug Application as defined in the Federal Food, Drug and Cosmetic Act, as amended, and regulations promulgated thereunder, or any successor application or procedure required to initiate clinical testing of a drug in humans in the United States; (b) a counterpart of such an Investigational New Drug Application that is required in any other country before beginning clinical testing of a drug in humans in such country, including, for clarity, a “Clinical Trial Application” in the European Union; and (c) all supplements and amendments to any of the foregoing.

1.45     “Initiation” shall mean dosing of the first patient in any Combined Therapy Trial.

1.46     “Manufacture” or “Manufacturing” shall mean manufacturing, processing, formulating, packaging, labeling, holding (including storage), and quality control testing of a Single Agent Compound or the Combined Therapy, in each case so as to be suitable for use in the Combined Therapy Trials under Applicable Law.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.47     “Material Safety Issue” means a Party’s good faith belief that there is an unacceptable risk for harm in humans based upon:  (i) pre-clinical safety data, including data from animal toxicology studies; or (ii) the observation of serious adverse effects in humans after the CPI Compound, BioXcel Compound or the Nektar Compound, either as a single agent or in combination with another pharmaceutical agent (including as the Combined Therapy), has been administered to or taken by humans, such as during the Combined Therapy Trial.

1.48     “Nektar” shall have the meaning set forth in the preamble to this Agreement.

1.49     “Nektar Compound” shall mean NKTR-214, as set forth on the attached Exhibit D.

1.50     “Nektar Indemnitees” shall have the meaning set forth in Section 11.2 of this Agreement.

1.51     “Nektar Independent Patent Rights” shall mean any Patent Rights Controlled by Nektar (or its Affiliates) as of the Effective Date or during the Term through efforts outside of this Agreement or the SCA that Cover the use (whether alone or in combination with other agents), manufacture, formulation or composition of matter of the Nektar Compound, but which do not Cover any Collaboration Invention.

1.52     “Nektar Regulatory Documentation” shall mean any Regulatory Documentation related to the Nektar Compound that exists as of the Effective Date or that is created during the Term through efforts outside this Agreement.

1.53     “Nektar Study Data” shall have the meaning set forth in Section 8.2 of this Agreement.

1.54     “Nektar Study Invention” shall mean any invention or Technology that would be a Collaboration Invention (except for the exclusion set forth therein) and that relates to (a) the composition of matter of the Nektar Compound (and not the BioXcel Compound or CPI Compound), (b) method of manufacture or formulation of the Nektar Compound (and not the BioXcel Compound or the CPI Compound) as a single agent, and/or (c) a method of use of the Nektar Compound (and not the BioXcel Compound) as a monotherapy or in combination with the CPI Compound (and not the BioXcel Compound) or other agents, antibodies or compounds (other than a Collaboration Invention comprising, whether generically or specifically, the use of the CPI Compound (and/or any other antibodies that are designed to selectively bind to PD-1 or PD-L1), the Nektar Compound (and/or any other IL2-based CD122 agonist), and a BioXcel Compound (and/or any other inhibitor of dipeptidyl peptidase 8-9 (DPP8-9) and fibroblast activation protein (FAP))).

1.55     “Nektar Study Patent Rights” shall mean any Patent Rights that are Controlled by Nektar and Cover any Nektar Study Invention (and not a BioXcel Study Invention or Combined Therapy Trial Invention) or Nektar Study Data, excluding Nektar Independent Patent Rights and Nektar Technology.  For avoidance of doubt, any such Patent Rights that Cover both (x) a Nektar

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Study Invention and (y) any other type of Collaboration Invention are included within the Combined Therapy Patent Rights.

1.56     “Nektar Technology” shall mean all Technology Controlled by Nektar (or its Affiliates) as of the Effective Date or during the Term through efforts outside of this Agreement related to the Nektar Compound or the Combined Therapy and necessary for the conduct of the Combined Therapy Trials.  For clarity, Nektar Technology does not include (a) Collaboration Inventions, (b) Study Data, or (c) Combined Therapy Trial Regulatory Documentation.

1.57     “Party” or “Parties” shall have the meaning set forth in the preamble to this Agreement.

1.58     “Patent Rights” shall mean any and all (a) United States or foreign patents; (b) United States or foreign patent applications, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, and all patents granted thereon; (c) United States or foreign patents-of-addition, reissues, reexaminations (including ex parte reexaminations, inter partes reviews, inter partes reexaminations, post grant reviews and supplemental examinations) and extensions or restorations by existing or future extension or restoration mechanisms, including supplementary protection certificates, patent term extensions, or the equivalents thereof; and (d) any other form of government-issued right substantially similar to any of the foregoing, and “Patent” shall mean any of the foregoing issued or granted rights.

1.59     “PD-1” shall mean programmed cell death protein 1.

1.60     “PD-L1” shall mean programmed death-ligand 1.

1.61     “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Entity or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.62     “Receiving Party” shall have the meaning set forth in Section 9.1 of this Agreement.

1.63     “Regulatory Authority” shall mean the FDA or any other governmental authority outside the United States (whether national, federal, provincial and/or local) that is the counterpart to the FDA, including the European Medicines Agency for the European Union.

1.64     “Regulatory Documentation” shall mean, with respect to a product containing the Nektar Compound as monotherapy, the BioXcel Compound as monotherapy or the Nektar Compound and BioXcel Compound in combination use as individual formulations, all submissions to Regulatory Authorities in connection with the development of such product, including all INDs and amendments thereto, NDAs and amendments thereto, drug master files, correspondence with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

regulatory agencies, periodic safety update reports, adverse event files, complaint files, inspection reports and manufacturing records, in each case together with all supporting documents (including documents with respect to clinical data).

1.65     “Right of Cross-Reference” shall mean, with regard to a Party, an authorization that permits an applicable Regulatory Authority in a country to rely on to relevant information (by cross-reference, incorporation by reference or otherwise) contained in Regulatory Documentation (and any data contained therein) filed with such Regulatory Authority with respect to such Party’s Single Agent Compound (including, in the case of Nektar, the BioXcel IND and the Combined Therapy IND), only to the extent necessary for the conduct of a Combined Therapy Trial in such country or as otherwise expressly permitted or required under this Agreement to enable a Party to exercise its rights or perform its obligations hereunder, and, except as to information contained in the BioXcel IND relating to the Combined Therapy or the Combined Therapy IND, without the disclosure of such information to such Party.

1.66     “Samples” shall mean biological specimens collected from Combined Therapy Trial study subjects (including fresh and/or archived tumor samples, serum, peripheral blood mononuclear cells, plasma, and whole blood for RNA and DNA sample isolation).

1.67     “Single Agent Compound” or “Compound” shall mean, (a) with respect to BioXcel, the BioXcel Compound, (b) with respect to Nektar, the Nektar Compound, and (c) with respect to the supplier of the CPI Compound, the CPI Compound.

1.68     “Statistical Analysis Plan” shall mean the set of analyses of the Study Data for each Combined Therapy Trial conducted hereunder prepared by BioXcel (in consultation with Nektar) and approved by the JDC and shall include safety analyses for the Combined Therapy in each Combined Therapy Trial.  The Statistical Analysis Plan document for a Combined Therapy Trial will be agreed to by the JDC before Database Lock and any material amendments thereto will require JDC approval.

1.69     “Technology” shall mean information, inventions, discoveries, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results not generally known to the public (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and know-how, including study designs and protocols), in all cases, whether or not patentable, in written, electronic or any other form now known or hereafter developed, materials, data and results, including Regulatory Documentation.

1.70     “Third Party” shall mean any Person or Entity other than BioXcel and Nektar and their respective Affiliates.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.71     “Third Party License Payments” shall mean any payments (e.g., upfront payments, maintenance payments, milestones, royalties) due to any Third Party under license agreements or other written agreements granting rights to intellectual property owned or controlled by such Third Party to the extent that such rights are necessary for (i) the making, using or importing of a Party’s or CPI Compound Supplier’s Single Agent Compound for the conduct of the Combined Therapy Trial, or (ii) the conduct of any Combined Therapy Trial.

Additional Definitions.  In addition to those terms defined above, definitions for each of the following terms are found in the body of this Agreement as indicated below:

Defined Term	Section
AAA	13.3(b)
Alliance Manager	2.7
Annual Report	9.3
BioXcel IND	2.1(b)
Breaching Party	12.2(a)
CDA	9.1(a)
Co-Chair	2.3
Combined Therapy IND	2.1(b)
Combined Therapy Trial	2.1(a)
CSRs	5.1(a)(xvi)
CRO Agreement	2.4(o)
Cure Period	12.2(a)
Current Report	9.3
Diligence Targets	2.6(a)
Dispute	13.3(a)
Finance Representatives	7.2(a)(i)
Indemnify	11.1
Informed Consent Form (ICF)	2.6(a)
Infringe or Infringement	6.3(a)
Initial Trial	2.1(a)
IRBs	9.3(d)
JDC or Joint Development Committee	2.3
JDC Dispute	2.8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Licensee	13.10(b)
Losses	11.1
Non-Breaching Party	12.2(a)
Officials	10.9
Operational Matters	2.6(a)
Payment	10.9

Protocol	2.1(a)
Publication Dispute	9.5(b)
Quality Agreement	4.3
Quarterly Patent Costs Report	7.2
Quarterly Report	7.2

Research Agreement	6.1
Results	9.5(b)
SEC	9.3
Safety Data Exchange Agreement	2.2
Site/CRO List	2.6(d)
Study Data	8.1
Supply Agreement	4.4
Term	12.1
Third Party Claim	11.1
Third Party Study Costs	7.1

ARTICLE 2

COLLABORATION SCOPE; GOVERNANCE

2.1       Scope of Collaboration; Governance of Agreement.

(a)      The Parties shall, pursuant to this Agreement, collaborate to conduct the following clinical trials (each, a “Combined Therapy Trial”) (i) a Phase 1/2 clinical trial evaluating the Combined Therapy (the “Initial Trial”), and (ii) such other clinical trials evaluating the Combined Therapy as may be mutually agreed upon by the Parties.  Each Combined Therapy Trial shall be conducted in accordance with a protocol (each, a “Protocol”) to be drafted by BioXcel (in consultation with Nektar) and mutually agreed upon by the Parties at a meeting of the JDC.  No

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Protocol, including the Protocol for the Initial Trial, shall be approved by the JDC unless the corresponding budget is also approved by the JDC either in advance of the approval of the Protocol or contemporaneously with the approval of the Protocol.  Any substantive amendments to each Protocol and related budget will be subject to mutual agreement of the Parties at a meeting of the JDC or by written agreement (including by email acknowledgment) of the JDC Co-Chairs without a meeting.  A trial overview (“Trial Overview ”) for the Initial Trial is attached hereto as Exhibit A, which shall be used by BioXcel for the drafting of the Protocol for the Initial Trial, for submission to the JDC.

(b)      The Combined Therapy Trials shall be conducted under either (1) BioXcel’s existing IND as of the Effective Date for the BioXcel Compound (the “BioXcel IND”) or (2) a new IND, for which BioXcel will be the sponsor of record (the “Combined Therapy IND”).

(i)         BioXcel IND.  BioXcel shall have complete legal interest in and control of the BioXcel IND.  In no event will BioXcel be required to obtain the consent of Nektar to transfer or encumber the BioXcel IND, and BioXcel shall not have any obligation to share with Nektar any consideration received in connection with the sale, license, use or other conveyance of the BioXcel IND.  BioXcel shall have complete control as to any Right of Cross-Reference granted by BioXcel to a Third Party with respect to any portion of the BioXcel IND relating to the BioXcel Compound for use as monotherapy or for use in combination with any other molecules (other than for use with the Nektar Compound).

(ii)       Combined Therapy IND.  Each Party shall have a beneficial one-half interest in such Combined Therapy IND; provided, however, that:  (i) in no event will either Party be required to obtain the consent of the other Party to transfer or encumber its interest in the Combined Therapy IND; provided that (a) the transferee or encumbrance holder agrees to abide by the terms and conditions of this Agreement, (b) any transfer occurs only in connection with, and to the same transferee of, a transfer of all of a Party’s rights in its Single Agent Compound, and (c) each Party provide written notice of such transfer or encumbrance to the other Party within thirty (30) calendar days of such transfer or encumbrance; (ii) BioXcel shall be the sole holder of all legal interests in the Combined Therapy IND, and neither Party shall have any obligation to share with the other Party any consideration received in connection with the sale, license or use of its interest in the Combined Therapy IND where permitted by this Agreement; and (iii) neither Party shall be permitted to grant any third Person any Right of Cross-Reference with respect to any portion of the Combined Therapy IND relating to the other Party’s Single Agent Compound for use as monotherapy or for use in combination with any other molecules (other than for use with NKTR-214, in the case of Nektar, or BXCL701, in the case of BioXcel, in each case as permitted by this Agreement), except as required by a governmental authority.  Each Party shall provide a Right of Cross-Reference to its existing respective IND for its respective Single Agent Compound as necessary to allow the Combined Therapy Trials to be conducted under the Combined Therapy IND.  The Parties shall discuss the approach for obtaining for BioXcel a Right of Cross-Reference to the CPI Compound as necessary to allow the Combined Therapy Trials to be conducted under the Combined Therapy IND.  For the avoidance of doubt, each Party shall be responsible for

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(x) drafting and updating as necessary the investigator’s brochure for its respective Single Agent Compound, and (y) filing all necessary Regulatory Documentation to the existing IND for its respective Single Agent Compound, including the submission to such existing IND of serious adverse event and adverse drug reaction cases emerging from any Combined Therapy Trial.

(c)       Information to be Provided by BioXcel.

(i)         BioXcel shall provide Nektar with the following relating to the BioXcel Compound:  (i) the latest investigator’s brochure (and annual updates), list of ongoing clinical studies and clinically relevant safety information that emerges from other clinical studies, in each case within ten (10) Business Days (or as soon as reasonably practicable) after general distribution of final versions of such documents within BioXcel, and further to the extent any applicable confidentiality obligations relating to other combination therapy trials involving the BioXcel Compound and a Third Party’s compound do not prevent BioXcel from sharing such documents with Nektar, (ii) reasonably prompt notice of any material safety related communications with any Regulatory Authority and the substance of such communications regarding any clinical trials of the BioXcel Compound during the Term; (iii) a summary of all new clinically relevant toxicology study data on the BioXcel Compound within ten (10)  Business Days (or as soon as reasonably practicable) after generation within BioXcel; and (iv) Aggregate Safety Information from all other clinical trials of the BioXcel Compound (if not provided elsewhere) on an annual basis or as otherwise agreed to by the JDC.  Nektar shall use any such data provided pursuant to this Section 2.1(c)(i) solely to evaluate the safety of (x) the BioXcel Compound for use in the Combined Therapy Trials and (y) the Combined Therapy.  All such disclosures are Confidential Information of BioXcel.

(ii)       BioXcel shall provide Nektar with safety analyses for each Combined Therapy Trial in accordance with the applicable Statistical Analysis Plan.  Each Party shall use any such data provided pursuant to this Section 2.1(c)(ii) solely to evaluate the safety of (x) its own Compound for use in the Combined Therapy Trials, (y) the Combined Therapy and (z) as permitted elsewhere in this Agreement.  All such disclosures are Confidential Information of both Parties.

(iii)      BioXcel shall provide Nektar with safety analyses for the Nektar Compound and, if necessary for Nektar to comply with a contractual obligation existing as of the Effective Date, the CPI Compound, as monotherapy from each Combined Therapy Trial in accordance with the applicable Statistical Analysis Plan.  Nektar may use such information relating to the Nektar Compound for any purpose, and all such information and data relating to the Nektar Compound, shall be Confidential Information of Nektar.

(d)      Information to be Provided by Nektar.  Nektar shall provide BioXcel with the following relating to the Nektar Compound:  (i) the latest investigator’s brochure (and annual updates), list of ongoing clinical studies and clinically relevant safety information that emerges from other clinical studies, in each case within ten (10)  Business Days (or as soon as reasonably practicable) after general distribution of final versions of such documents within Nektar, and further

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to the extent any applicable confidentiality obligations relating to other combination therapy trials involving the Nektar Compound and/or a Third Party’s compound do not prevent Nektar from sharing such documents with BioXcel, (ii) reasonably prompt notice of any material safety related communications with any Regulatory Authority and the substance of such communications regarding any clinical trials of the Nektar Compound; (iii) a summary of all new clinically relevant toxicology study data on the Nektar Compound within ten (10)  Business Days (or as soon as reasonably practicable) after generation within Nektar; and (iv) Aggregate Safety Information from all other clinical trials of the Nektar Compound (if not provided elsewhere) on an annual basis or as otherwise agreed to by the JDC.  BioXcel shall use any such data provided pursuant to this Section 2.1(d) solely to evaluate the safety of (1) the Nektar Compound for use in the Combined Therapy Trials and (2) the Combined Therapy.  As between BioXcel and Nektar, all such disclosures are Confidential Information of Nektar.

(e)       If further studies, including toxicity studies, are required or suggested by a Regulatory Authority as a prerequisite for conducting any of the Combined Therapy Trials, then the Parties agree to hold good faith discussions in a timely manner to agree upon a protocol for such studies, each of which will be considered a Combined Therapy Trial and conducted on substantially the same terms as set forth herein (including the cost-sharing provisions of Section 7.1); provided that, if the Parties are unable to agree upon a protocol for such study or if the conduct of such study shall cause a delay deemed unsatisfactory by either Party, then any disputed matters precluding agreement shall be referred to the Executive Officers (or their respective designees) for resolution.  If the Executive Officers are unable to reach resolution within ten (10) Business Days after such referral to them (and do not mutually agree to an extension of time to arrive at such resolution), then this Agreement shall automatically terminate following the conclusion of any then-active Combined Therapy Trial (unless and until the Protocol for such required/suggested study(ies) is finalized by mutual agreement prior to the completion of such Combined Therapy Trial) and the provisions of Section 12.8 shall apply to any such termination.

2.2       Safety Reporting – Safety Data Exchange Agreement. Within three (3) months of the Effective Date, or as soon as practicable thereafter, and in any event prior to Initiation of the first Combined Therapy Trial, the Parties (under the guidance of their respective safety departments, or equivalents thereof) shall define and finalize their respective responsibilities to protect patients and promote their well-being in connection with the use of the Nektar Compound and the BioXcel Compound in the framework of this Agreement, and to execute a “Safety Data Exchange Agreement.”  Such Safety Data Exchange Agreement shall include mutually acceptable procedures for the receipt, investigation, recordation, communication, and exchange (as between the Parties) of adverse event reports, pregnancy reports, and any other information concerning the safety of the Nektar Compound, the BioXcel Compound and the CPI Compound.  Such procedures shall be in accordance with, and enable the Parties and their Affiliates,  to fulfill, local and international regulatory reporting obligations to government authorities.  Furthermore, such agreed procedures shall be consistent with relevant International Council for Harmonization (ICH) guidelines, except where said guidelines may conflict with existing local regulatory safety reporting requirements or Applicable Law, in which case local reporting requirements or

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Applicable Law shall prevail.  To the extent any provision set forth in the Safety Data Exchange Agreement conflicts with any provision in this Agreement, the provision set forth in the Safety Data Exchange Agreement shall control as related to the exchange and reporting of safety information associated with use of the Nektar Compound, the BioXcel Compound and the CPI Compound, as well as product safety surveillance. In the event that this Agreement is terminated, the Parties agree to implement the necessary procedures and practices to ensure that any outstanding pharmacovigilance reporting obligations are fulfilled.

2.3       Joint Development Committee.  Promptly after the Effective Date the Parties shall form a Joint Development Committee (the “JDC”).  The JDC shall consist of an equal number of representatives of each Party.  Each Party shall be responsible for determining the qualifications and substitutions of its JDC members.  It is anticipated that each Party’s representatives may include experts in finance, clinical development, patient safety and regulatory affairs and CMC.  The JDC shall be co-chaired with one chairperson designated by each Party (each, a “Co-Chair”).  The JDC shall meet at least quarterly or at such other frequency as the JDC agrees (and it may appoint subteams to meet more frequently), provided that either Party through its Co-Chair may request a meeting of the JDC at any time upon five (5) Business Days notice to the other Party, with the understanding that the other Party will use reasonable efforts to comply with such request but such other Party will not be in breach of this Agreement in the event that it is unable to comply with such request but is using reasonable efforts to conduct a JDC meeting as promptly as practicable. JDC meetings shall be held by audio or video teleconference, or face-to-face, as agreed upon by the Parties; provided that face-to-face meetings shall alternate between Branford, CT and San Francisco, CA unless otherwise agreed upon by the Parties.  There must be a minimum of two (2) representatives from each Party at any meeting of the JDC.  No fewer than five (5) Business Days prior to each meeting, and in any event as soon as reasonably practicable, each Party shall use good faith efforts to disclose to the other Party any proposed agenda items together with appropriate supporting information.  The JDC Co-Chairs shall alternate responsibility for preparing and circulating definitive minutes of each meeting of the JDC.  Such minutes shall provide a description, in reasonable detail, of the discussions at the meeting, a list of material actions and decisions made by the JDC, a list of action items made by the JDC and a list of material issues not resolved by the JDC.  The JDC Co-Chair who drafts the minutes shall provide the other Co-Chair and each Party’s Alliance Managers with the initial draft meeting minutes, who shall return the draft with any proposed changes, and this process shall be repeated until a final version of the meeting minutes is agreed upon and signed (or acknowledged as final via email) by the two Co-Chairs.  The Parties shall reasonably cooperate to complete and agree upon a final version of meeting minutes within twenty (20) Business Days from the date of the relevant meeting.  The final version of the meeting minutes shall be signed (or acknowledged as final via email) by the two Co-Chairs, and each Party shall be provided with a copy of the final meeting minutes for its safekeeping.  A reasonable number of additional representatives of a Party may attend meetings of the JDC in advisory capacity with the prior written consent of the other Party; provided that any JDC meetings that includes representatives of either Party who are not JDC members may, at the request of any JDC member, include a closed session consisting of only JDC members and Alliance Managers.  All representatives to the JDC or attending JDC meetings shall be subject to confidentiality and nonuse restrictions at least as restrictive as those set forth herein.

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2.4       Responsibilities of the Joint Development Committee.   Each Party shall use Commercially Reasonable Efforts to keep the JDC informed about activities performed by that Party hereunder.  The JDC (or in the absence of a formal JDC meeting the Co-Chairs) shall be responsible for the following:

(a)      overseeing the activities of the Parties with respect to the Combination Therapy Trials, and providing a forum for the Parties to discuss, monitor and coordinate all activities and communications regarding the Combined Therapy Trials;

(b)      prior to or contemporaneously with the approval of each Protocol, preparing (through the Finance Representatives of the Parties), discussing and approving a budget for each Combined Therapy Trial, and approving any material amendments to any previously approved budget, including reviewing and approving any costs for a given budget of a Combined Therapy Trial that are reasonably anticipated to be greater than ten percent (10%) of the JDC-approved budget;

(c)       reviewing (i) the progress of each Combined Therapy Trial, (ii) the proposed plan for medical monitoring and site audits (with BioXcel to take comments of the JDC members to such proposed plan into account) and (iii) the results of such medical monitoring and site audits;

(d)      reviewing and approving with respect to each Combined Therapy Trial (i) the applicable Protocol and the Statistical Analysis Plan, and any proposed substantive amendment thereto and (ii) the CRO Agreement(s) and, to the extent provided in Section 2.4(o), proposed material amendments thereto;

(e)       reviewing and approving any immunogenicity analysis for each Combined Therapy Trial, including protocol and Entity to do the analysis;

(f)       reviewing and approving any Bioanalysis Plan not set forth in the Protocol, and any material amendments thereto;

(g)      reviewing and providing timely comments to proposed communication strategies and communications with any Regulatory Authority regarding the conduct of the Combined Therapy Trials and, if applicable, approving such proposed communications and communication strategies;

(h)      approving any IND submitted for a Combined Therapy Trial, as well as reviewing material submissions to any such IND in accordance with Article 5;

(i)       reviewing any Combined Therapy Trial Regulatory Documentation, or portions thereof, that relate to the Combined Therapy, in accordance with Article 5;

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(j)       subject to Section 2.6(d), agreeing on the final list of proposed clinical trial sites pursuant to Section 2.6(d), and agreeing on communications to clinical trial sites or IRBs relating to patient safety or early termination/cessation of a Combined Therapy Trial;

(k)      appointing working teams, including a clinical execution working team, to be made up of an equal number of representatives from each Party, that will hold telephone discussions at a mutually agreed-upon frequency to review clinical development, patient safety and regulatory issues that arise in the course of the Combined Therapy Trials, and delegating certain decision-making authority to such working teams;

(l)       determining the quantities of BioXcel Compound, Nektar Compound, CPI Compound and any co-medications, necessary for the Combined Therapy Trials within a sufficient minimum lead time and coordinating the supply of such quantities by the respective Party in accordance with Article 4 and the Supply Agreement;

(m)     reviewing and approving, in advance, any additional analyses of, or that include, the Combined Therapy Study Data proposed by either Party that are not included in the Statistical Analysis Plan; provided that, for clarity, such review and approval shall not apply to analyses by a Party of the monotherapy data for its own Compound from a Combined Therapy Trial;

(n)      reviewing and approving use of any Samples in accordance with Section 8.5 that are not described in the Protocol and ICF, so long as the JDC remains in force and effect;

(o)      for any CROs or Third Party contactors engaged after the Effective Date, reviewing and approving (1) the selection of any such CRO and Third Party contractor (other than individuals in a Party’s workforce who are engaged on an independent contractor basis) that has a material role in each Combined Therapy Trial pursuant to Section 2.6(d) and (2) the terms of any such CRO contract or pharmacovigilance contract (“CRO Agreement”) with a Third Party;

(p)      reviewing and approving the template ICF form, template case report form and template clinical site study agreement to be used in a given Combined Therapy Trial;

(q)      reviewing and approving any changes that clinical sites or IRBs propose to the risk sections of any ICF describing adverse effects of the Nektar Compound, either alone or in combination with the BioXcel Compound and/or the CPI Compound;

(r)       reviewing and approving the countries in which each Combined Therapy Trial will be conducted, as set forth in Section 2.6(d);

(s)       approving the final clinical trial report (and/or final statistical analysis in accordance with the Statistical Analysis Plan) from each Combined Therapy Trial; and

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(t)       discussing any other topics or issues relating to the Combined Therapy Trials that either Party requests that cannot be resolved at the working team level.

2.5       Joint Development Committee Authority.

(a)      The JDC shall take action by unanimous consent, with each Party having a single vote, irrespective of the number of its representatives actually in attendance at a meeting.  In the absence of a formal meeting, the Co-Chairs shall have decision-making authority for the JDC, so long as any decisions are documented as provided below.

(b)      The JDC shall have the right to make only those determinations expressly enumerated as decisions of the JDC in this Agreement; provided that such determinations are documented in the written minutes signed (or acknowledged as final via email) by the JDC Co-Chairs.

(c)       Notwithstanding anything to the contrary in this Agreement, the JDC will have no power (i) to amend this Agreement, the Quality Agreement or the Supply Agreement, or (ii) to modify either Party’s obligations with regard to the Combined Therapy Trials without such Party’s prior written consent; in each case, except by a writing (and that is not the minutes of a meeting) signed by both Parties.

2.6       BioXcel Operational Authority Generally; Diligence Targets.

(a)      BioXcel shall, subject to the oversight and determinations of the JDC as provided in Sections 2.3  and 2.4, the terms of the applicable Combined Therapy Protocol, the decisions and guidance of applicable committee(s) and/or working teams, and applicable terms and conditions of this Agreement:  (i) manage and be primarily responsible for the conduct of the Combined Therapy Trials; (ii) be the Sponsor and regulatory lead with respect to the Combined Therapy Trials; and (iii) as between the Parties, be the lead with respect to (1) the selection and management of clinical study sites (including budget negotiations with vendors, timelines and contingency planning), subject to Sections 5.1(a)(x) and 5.1(b)(vi) with respect to site selection and subject to Nektar’s consent as to the country(ies) where each Combined Therapy Trial will be conducted, (2) conducting clinical study start-up activities, communicating with and obtaining approval from institutional review boards and/or ethics committees, as applicable, and drafting for both Parties’ approval the template informed consent form (“ICF”) for each Combined Therapy Trial, (3) subject recruitment and retention activities, (4) ongoing site monitoring and quality assurance audits, (5) management of safety reporting by contract research organizations and clinical study sites, (6) ongoing medical monitoring, (7) management, monitoring and audits of CROs in connection with each CRO involved in the conduct of the Combined Therapy Trial, and (8) inquiries from clinical study subjects ((1)‑(8), collectively, the “Operational Matters”).  BioXcel shall use Commercially Reasonable Efforts to perform such Operational Matters and to promptly commence and complete the Initial Trial.  BioXcel shall use Commercially Reasonable Efforts to meet the following time goals for commencing and completing the Initial Trial:  (A) enter into definitive agreements with the CRO and at least one (1) clinical site within

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four (4) months of the Effective Date if both the CRO and the clinical site are listed on Exhibit C as of the Effective Date, or enter into the definitive agreements with the CRO and at least one (1) clinical site within four (4) months of JDC approval of the CRO and/or clinical site if either or both are not listed on Exhibit C as of the Effective Date;  (B) initiate dosing of the first patient within ninety (90) days of the later of (i) IRB approval, and (ii) delivery of the Nektar Compound to the BioXcel clinical packaging site under the Supply Agreement; (C) enroll the last patient by the later of the following:  (i) twenty-four (24) months following the Effective Date, and (ii) the target enrollment date set for the last patient established by the JDC;  (D) achieve database lock by the target date established by the JDC; and (E) provide Nektar with the final study report within ninety (90) days of database lock ((A) – (E) collectively the “Diligence Targets” and each a Diligence Target”); provided that to the extent any circumstances arise that cause a delay in achieving any Diligence Target that are not within BioXcel’s control, the time periods for achieving such Diligence Target shall be extended for the period of time caused by such circumstance that was not within BioXcel’s control.  The JDC shall set up a mechanism for Nektar or a working team of the JDC to be informed and updated on a timely periodic basis regarding Operational Matters, so that if Nektar has any concerns or disagreements regarding same, the matter can be escalated to the JDC for review.  The Diligence Targets are aspirational and for planning purposes only and if it becomes apparent that during the course of this Agreement that any Diligence Target will not be achieved, other than as a result of BioXcel’s failure to use Commercially Reasonable Efforts to achieve the same, or BioXcel’s breach or negligence, the JDC shall discuss such Diligence Target and the JDC shall establish a reasonable extension of the timeline for achieving such Diligence Target.

(b)      Each Party shall be responsible for paying the full amount of any Third Party License Payments that it is obligated to pay pursuant to its agreement with a Third Party on account of the conduct of any Combined Therapy Trial and/or pursuant to Sections 4.1(a) and 4.2(a).

(c)       BioXcel shall provide Nektar with access to the safety information and Study Data in accordance with Sections 5.1(a)(xvi) and 5.1(a)(xvii).

(d)      Nektar acknowledges that BioXcel, prior to the Effective Date, has, solely with respect to the Initial Trial, (i) selected and entered into agreements with a  certain CRO, investigators and Third Party contractors, (ii) identified a number of investigators and clinical trial sites, and (iii) completed study initiation visits, in each case (i) – (iii) for the clinical trial sites listed on Exhibit C, and Nektar approves of such clinical trial sites and CRO.  Nektar acknowledges that the CRO Agreements and/or any other documents related to such CROs, investigators, Third Party contractors and clinical trial sites have been made available to Nektar prior to the Effective Date, and Nektar hereby approves the continuation of such agreements on their terms (including the budgets and pricing included therein), and hereby ratifies, on behalf of its appointees to the JDC, the decisions taken by BioXcel prior to the Effective Date that would otherwise be under the purview of the JDC pursuant to this Agreement.  For any additional or change in CROs, investigators, Third Party contractors or clinical trial sites proposed after the Effective Date, BioXcel, after discussion with Nektar, will create and provide the JDC with a proposed list of potential clinical trial site(s), CROs, investigators (including IMS grant plan analysis and/or a model

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investigator grant budget) and Third Party contractors that may be used to conduct each Combined Therapy Trial, with the final list to be subject to JDC (or Co-Chairs) approval (such JDC-approved list being the “Site/CRO List”).  Except as otherwise noted in this Section 2.6(d), the proposed Site/CRO List will be provided to the JDC prior to BioXcel initiating site selection negotiations or visits (for sites/investigators) or CRO negotiations (for CROs).  BioXcel shall have the authority to select the final clinical trial sites, CROs, investigators and Third Party contractors from the Site/CRO List.  In the event that additional sites, CROs, investigators or Third Party contractors need to be added after the initial list is approved, a new list will be created by BioXcel that includes the proposed new sites, CROs, investigators or Third Party contractors and such list will be provided to the JDC for approval by the JDC (or Co-Chairs) per this Section 2.6(d).

2.7       Alliance Managers.   Each of the Parties will appoint one representative to act as its Alliance Manager (each, an “Alliance Manager”).  The role of the Alliance Manager is to act as a primary point of contact between the Parties to assure a successful relationship between the Parties.  The Alliance Managers will attend all meetings of the JDC and support the JDC in the discharge of its responsibilities.  An Alliance Manager may bring any matter concerning a Party’s performance under this Agreement to the attention of the JDC if the Alliance Manager reasonably believes that such attention is warranted.  Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party.  Any Alliance Manager may designate a substitute to temporarily perform the functions of such Alliance Manager upon written notice to the other Party’s Alliance Manager.  Each Alliance Manager will be charged with creating and maintaining a collaborative work environment within the JDC.  Each Alliance Manager also will:

(a)      be the point of first referral in all matters of dispute resolution in accordance with Section 13.3;

(b)      provide a point of communication both internally within its respective Party’s organizations and between the Parties regarding the Combined Therapy Trials;

(c)       assist in coordinating any collaborative efforts under this Agreement, if any, and any external communications; and

(d)      take responsibility for ensuring that JDC activities, such as the conduct of required JDC meetings, occur as set forth in this Agreement and that relevant action items, if any, resulting from such meetings are appropriately carried out or otherwise addressed.

2.8       Dispute Resolution.   The representatives of the JDC shall attempt in good faith to reach consensus on all matters properly brought before the JDC.  Except as otherwise provided in this Agreement, if, after a good faith, reasonable and open discussion among the members of the JDC, the JDC is unable to agree on a matter that has been properly before it for a period of ten (10) Business Days and that calls for a decision, either Party may refer the dispute (a “JDC Dispute”) to the Executive Officers for resolution.  If the Executive Officers are unable to reach a resolution within ten (10) Business Days of such referral, then the JDC Dispute will be referred to the Chief Executive Officer and Chief Medical Officer of BioXcel or his or her designee and the Chief

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Scientific Officer of Nektar or his or her designee for attempted resolution by good faith negotiations within fifteen (15) calendar days after such referral is made.  In the event such officers are unable to resolve such JDC Dispute within such fifteen (15) calendar day period then:

(a)      if such JDC Dispute regards whether or not to commence a new Combined Therapy Trial, then such Combined Therapy Trial shall not proceed absent mutual agreement of the Parties; provided that any then-active Combined Therapy Trial shall continue;

(b)      if such JDC Dispute occurs subsequent to the commencement of a Combined Therapy Trial, and relates to either (1) a material amendment requiring mutual agreement proposed by either Party to an agreed-upon Protocol or Trial Overview, CRO Agreement, Bioanalysis Plan or Statistical Analysis Plan relating to such Combined Therapy Trial or (2) any other matter relating to the strategy, conduct, rationale, or safety of such Combined Therapy Trial, there shall be no decision on the matter and the then existing terms of the applicable Protocol, Trial Overview, CRO Agreement, Bioanalysis Plan or Statistical Analysis Plan relating to such Combined Therapy Trial shall govern.  Notwithstanding the foregoing, neither Party shall be required to continue a Combined Therapy Trial if a Party reasonably deems there to be a Material Safety Issue for such Combined Therapy Trial.  Each Party’s safety committee shall, to the extent practicable, meet and discuss in good faith the Material Safety Issue and if unresolved within fifteen (15) Business Days escalate such Material Safety Issue to the Executive Officers.  If the Executive Officers are unable to reach a resolution within ten (10) Business Days of such referral, then the dispute will be referred to the Chief Executive Officer and Chief Medical Officer of BioXcel or his or her designee and the Chief Scientific Officer of Nektar or his or her designee for attempted resolution by good faith negotiations within fifteen calendar days after such referral is made.  In the event such officers are unable to resolve the Material Safety Issue, the applicable Combined Therapy Trial shall be discontinued.  The Parties shall use reasonable efforts to wind down activities related solely to such discontinued Combined Therapy Trial in accordance with Section 12.8; and

(c)       if such JDC Dispute is not otherwise addressed by Section 2.8(a) or (b), the dispute shall be resolved through arbitration as provided for in Section  13.3.

2.9       Conduct.   Each Party shall use Commercially Reasonable Efforts to perform and fulfill its respective activities under this Agreement, and shall do so in accordance with Applicable Law, including GCP, GLP and GMP.

2.10     Nektar Performance Restriction related to SCA.  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall require Nektar to take any action or refrain from taking any action that would cause Nektar to be in breach of the SCA.  As of the Effective Date, Nektar represents that (i) there are no obligations set forth in this Agreement that Nektar would be unable to perform as a result of the SCA, and (ii) Nektar shall in good faith use Commercially Reasonable Efforts in carrying out its obligations under the SCA to avoid causing any material impact on this Agreement.  In the event that Nektar becomes aware of any performance obligations of Nektar set forth in this Agreement that Nektar is unable to perform due to its obligations to BMS under the SCA, Nektar will promptly provide written notice to BioXcel,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and the Parties shall through the JDC determine how best to resolve any such conflicts subject to preserving the rights that BioXcel receives under this Agreement, provided that (a) any such resolution will be effective only if approved by the JDC; and (b) if no resolution is agreed through the JDC, then Nektar will not be required to take the action or refrain from taking the action that in Nektar’s reasonable opinion would cause Nektar to be in breach of the SCA.

ARTICLE 3

LICENSE GRANTS

3.1       Grant by Nektar.   Subject to the terms of this Agreement, Nektar hereby grants, and shall cause its Affiliates to grant, to BioXcel (and BioXcel hereby accepts) a non-exclusive, worldwide, non-transferable, royalty-free license (with the right to sublicense solely pursuant to the terms of and subject to the limitations of Section 3.3) under the Nektar Independent Patent Rights, Nektar Technology, and Nektar Regulatory Documentation to use the Nektar Compound,  solely to the extent necessary to discharge BioXcel’s obligations under this Agreement with respect to the conduct of the Combined Therapy Trials.

3.2       Grant by BioXcel.   Subject to the terms of this Agreement, BioXcel hereby grants, and shall cause its Affiliates to grant, to Nektar (and Nektar hereby accepts) a non-exclusive, worldwide, non-transferable, royalty-free license (with the right to sublicense solely pursuant to the terms of and subject to the limitations of Section 3.3) under the BioXcel Independent Patent Rights, BioXcel Technology, and BioXcel Regulatory Documentation to use the BioXcel Compound, solely to the extent necessary to discharge Nektar’s obligations under this Agreement with respect to the conduct of the Combined Therapy Trials.

3.3       Sublicensing.

(a)      Subject to Section 3.3(b), each Party shall have the right to grant sublicenses under the licenses granted to it under Section 3.1 to Affiliates and, if required for a Third Party to perform its duties with respect to the conduct of the Combined Therapy Trials (and agreed to by the other Party, such consent not to be unreasonably withheld), to Third Parties, solely as necessary to assist a Party in carrying out its responsibilities with respect to the Combined Therapy Trials.

(b)      With regard to any such sublicenses permitted and made under this Agreement, (i) such sublicensees, except Affiliates (so long as they remain Affiliates of a Party), shall be subject to written agreements that bind such sublicensees to obligations that are consistent with a Party’s obligations under this Agreement including confidentiality and non-use provisions no less restrictive than those set forth in Sections 8.2 and 8.3 and Article 9, and provisions regarding intellectual property that ensure that the Parties will have the rights, title, and interest provided under this Agreement to any intellectual property created by such sublicensee, (ii) each Party shall provide written notice to the other of any such sublicense (and obtain approval for sublicenses to Third Parties); and (iii) the licensing Party shall remain liable for all actions or inactions of its sublicensees.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.4       No Implied Licenses.   Except as specifically set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any intellectual property of the other Party, including Confidential Information disclosed to it under this Agreement or under any Patent Rights Controlled by the other Party or its Affiliates.

ARTICLE 4

MANUFACTURE AND SUPPLY

4.1       BioXcel Compound.

(a)      Manufacture and Supply.   BioXcel shall use Commercially Reasonable Efforts to Manufacture or have Manufactured the BioXcel Compound in drug product form in reasonable quantities, within minimum lead times and at the points in time as agreed by the JDC for each Combined Therapy Trial.  BioXcel or a Third Party conducting activities on behalf of BioXcel will package, label and distribute the BioXcel Compound for use in the Combined Therapy Trials, with associated costs and expenses (and any related taxes) of such activities to be split between the Parties in accordance with Sections 7.1 and 7.2(a)(ii).  The cost of Manufacture and supply (including shipping, taxes and duty, if applicable) of BioXcel Compound for the Combined Therapy Trials shall be borne solely by BioXcel, and BioXcel shall bear the risk of loss for the BioXcel Compound.  BioXcel shall also be responsible for the payment of any Third Party License Payments that may be due exclusively on the supply of BioXcel Compound for the Combined Therapy Trials.  The BioXcel Compound shall be Manufactured in accordance with Applicable Law (including GMP) and shall be of similar quality to the BioXcel Compound used by BioXcel for its other clinical trials of the BioXcel Compound.  BioXcel shall deliver to Nektar certificates of analysis, and any other documents specified in the Quality Agreement, including such documentation as is necessary to allow Nektar to compare the BioXcel Compound certificate of analysis to the BioXcel Compound specifications.

4.2       Nektar Compound.

(a)      Manufacture and Supply of Nektar Compound.   Nektar shall use Commercially Reasonable Efforts to Manufacture or have Manufactured the Nektar Compound in drug product form in reasonable quantities, within minimum lead times and at the points in time as agreed by the JDC for each Combined Therapy Trial, and shall supply such Nektar Compound in unlabeled vials to BioXcel or its designee for clinical labeling and packaging, and use in the Combined Therapy Trials.  All Nektar Compound supplied to BioXcel shall have expiration dates as mutually agreed by the parties.  BioXcel or a Third Party conducting activities on behalf of BioXcel will package, label and distribute the Nektar Compound for use in the Combined Therapy Trials, with associated costs and expenses (and any related taxes) of such activities to be split between the Parties in accordance with Sections 7.1 and 7.2(a)(ii).  The cost of Manufacture, supply and distribution (including shipping, taxes and duty, if applicable) of the Nektar Compound to BioXcel shall be borne solely by Nektar, and Nektar shall bear the risk of loss for the Nektar Compound at all times during the Term; except that BioXcel shall bear the risk of loss of the Nektar Compound to the extent that the loss arises or results from the gross negligence or intentional

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

misconduct of BioXcel or of any Third Party conducting packaging, labeling or distribution activities on behalf of BioXcel.  As between Nektar and BioXcel, Nektar shall also be responsible for the payment of any Third Party License Payments that may be due to Third Parties exclusively on the supply of Nektar Compound hereunder for the Combined Therapy Trials.  The Nektar Compound shall be Manufactured in accordance with Applicable Law (including GMP) and shall be of similar quality to the Nektar Compound used by Nektar for its other clinical trials of the Nektar Compound.  Nektar shall deliver to BioXcel certificates of analysis, and any other documents specified in the Quality Agreement, including such documentation as is necessary to allow BioXcel to compare the Nektar Compound certificate of analysis to the Nektar Compound specifications, as applicable.  The Parties shall cooperate in accordance with Applicable Law to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes) relating to the Nektar Compound in connection with this Agreement.  Nektar will provide BioXcel with country-specific customs valuations for the Nektar Compound, which BioXcel must use for deliveries to each country.  BioXcel must request these valuations at least [***] ([***]) calendar days prior to each shipment through Nektar’s clinical supply organization.

(b)      Use of Nektar Compound by BioXcel.   BioXcel shall use the quantities of Nektar Compound supplied to it under this Agreement solely as necessary for, and in accordance with, this Agreement and the Protocols, and for no other purpose, including without limitation as a reagent or tool to facilitate its internal research efforts, for any commercial purpose, or for other research unrelated to the Combined Therapy Trials.  Except as may be required under this Agreement, a Bioanalysis Plan, or a Protocol, BioXcel shall not perform, and shall not allow any Third Parties to perform, any analytical testing of the quantities of Nektar Compound supplied to it under this Agreement.

4.3       Quality Agreement. No later than the date of the first shipment of Nektar Compound to BioXcel for use in the Combined Therapy Trials, the Parties shall enter into a quality agreement (the “Quality Agreement”).  The Quality Agreement shall outline the additional roles and responsibilities relative to the quality of BioXcel Compound and Nektar Compound in support of the Combined Therapy Trials.  The Quality Agreement shall include the responsibility for quality elements including, by way of example, audits & inspections, sub-contractors and suppliers, change control, OOS results, deviations and investigations required to conduct the Combined Therapy Trials.  In addition, the Quality Agreement shall detail the documentation required for each shipment of Nektar Compound supplied to BioXcel or its designee for use in the Combined Therapy Trials.  The Quality Agreement shall also indicate whether any required transfer from Nektar to BioXcel of analytical methods will be necessary to support identity testing by BioXcel of the Nektar Compound supplied to BioXcel under this Agreement.

4.4       Supply Agreement.   Within sixty (60) days after the Effective Date (or as soon thereafter as practicable), the Parties shall enter into a supply agreement (the “Supply Agreement”).  The Supply Agreement shall govern forecasting, ordering, expiration dates, procedures for acceptance and rejection and other customary provisions for the supply of the Nektar Compound for the Combined Therapy Trials.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.5       Supply of the CPI Compound; Termination and Replacement of this Agreement.   Promptly following the Effective Date, the Parties shall agree in writing on the CPI Compound to be used by BioXcel to conduct the Combined Therapy Trials, the terms on which the CPI Compound will be obtained, and which Party shall be responsible for contracting with the supplier of the CPI Compound for such supply, including provisions covering forecasting, ordering, expiration dates, procedures for acceptance and rejection, quality and other customary provisions for the supply of  pharmaceutical products for use in clinical trials in the United States.  In the event that Nivolumab is mutually agreed by the Parties as the CPI Compound for use in Combined Therapy Trials, then the Parties agree that on written notice from either Party to the other this Agreement shall terminate and be replaced in its entirety with that certain Clinical Trial Collaboration Agreement – Nivolumab, which has been fully negotiated by the Parties, and which both Parties shall both execute and deliver promptly following the termination of this Agreement.

ARTICLE 5

RESPONSIBILITIES

5.1       Specific Responsibilities of the Parties.   Subject to the terms of this Agreement, each Party shall use Commercially Reasonable Efforts to (i) supply the quantities of its Compound as needed to conduct a Combined Therapy Trial on a timely basis, with BioXcel packaging, labeling and delivering same to study sites, in accordance with the time frame(s) established by the JDC; (ii) to conduct and complete each Combined Therapy Trial and any Statistical Analysis Plans and Bioanalysis Plans relating thereto on a timely basis in accordance with the Protocol, Bioanalysis Plans, Statistical Analysis Plans and Third Party agreements relating thereto, and (iii) to timely provide Rights of Cross-Reference where required by this Agreement. Each Party shall be responsible for activities assigned to it by the Protocol and/or JDC that such Party is not otherwise obligated to perform by this Agreement, provided that, except as set forth in this Agreement, in no event shall either Party be obligated to perform any such assigned activities without its prior written consent (which may be reflected in the minutes of meetings of the JDC or in the Protocol).  As of the Effective Date, each Party shall be responsible for the following activities:

(a)      Responsibilities of BioXcel.   Subject to JDC direction and oversight as provided in Section 2.4 and BioXcel’s Commercially Reasonably Efforts, BioXcel shall be responsible for the following activities, subject in each case (except as expressly provided in Section 4.1(a) with respect to the Manufacture and supply of the BioXcel Compound) to the Parties sharing the applicable Third Party Study Costs related to such activities in accordance with Section 7.1:

(i)         (A) Manufacturing, packaging and labeling the BioXcel Compound for use in the Combined Therapy Trials, (B) packaging and labeling the vials provided by Nektar of the Nektar Compound and vials provided by the CPI Compound supplier of the CPI Compound for use in the Combined Therapy Trials, and (C) providing the JDC (or a working team designated by the JDC) on a monthly basis with a clinical drug supply forecast for the Nektar Compound and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the CPI Compound and the BioXcel Compound that includes strategy for drug supply overages, drug supply quantity and required delivery dates;

(ii)       with the cooperation of Nektar, compiling, amending and filing all necessary Combined Therapy Trial Regulatory Documentation with Regulatory Authority(ies), maintaining and acting as the sponsor of record as provided in 21 C.F.R. 312.50 (and applicable comparable ex-US laws) with responsibility, unless otherwise delegated in accordance with 21 CFR 312.52 (and applicable comparable ex-US laws), for each Combined Therapy Trial and making all required submissions to Regulatory Authorities related thereto on a timely basis;

(iii)      with the cooperation of Nektar, and subject to the provisions of Section 9.5, listing any Combined Therapy Trial required to be listed on a public database such as www.clinicaltrials.gov or other public registry in any country in which such Combined Therapy Trial is being conducted in accordance with Applicable Law and in accordance with BioXcel’s internal policies relating to clinical trial registration; provided that Nektar shall provide BioXcel with written notice of any comments to a proposed listing within ten (10) Business Days of the date on which BioXcel provides the applicable information to Nektar;

(iv)       providing Nektar with reasonable advance notice of scheduled meetings or other material non-written communications with a Regulatory Authority and the opportunity to participate in each such meeting or other non-written communication, to the extent that it relates to the Combined Therapy or the Nektar Compound, and providing Nektar with the opportunity to review, provide comments to BioXcel within ten (10) Business Days on, and, if inconsistent with the applicable Protocol(s) or JDC guidance, approve all submissions and written correspondence with a Regulatory Authority that relates to the Combined Therapy or the Nektar Compound; provided, however, in no event shall BioXcel or any Affiliate of BioXcel initiate communications with or respond to any communications initiated by any Regulatory Authority solely with respect to the Nektar Compound without the prior written consent of Nektar and provided further that Nektar, if requested, shall step out of any portions of such meetings or other non-written communications with a Regulatory Authority that relate solely to the use of the BioXcel Compound as a monotherapy or in combination with other compounds and BioXcel, if requested, shall step out of any portions of such meetings or other non-written communications with a Regulatory Authority that relate solely to the use of the Nektar Compound as a monotherapy or in combination with other compounds;

(v)        providing to Nektar a written summary of meetings or a summary of other  non-written communications with a Regulatory Authority within ten (10) calendar days of such meeting or communication, and copies of any official correspondence to or from a Regulatory Authority within two (2) Business Days of receipt or provision, in each case to the extent that it relates to the Combined Therapy or the Nektar Compound (or, to the extent the communication would adversely impact the performance of a Combined Therapy Trial, the BioXcel Compound), and copies of all Combined Therapy Trial Regulatory Documentation that

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

relate to the Combined Therapy or the Nektar Compound within five (5) Business Days of submission to Regulatory Authorities;

(vi)       drafting, and, subject to Sections 2.4 and 2.6(d), providing to Nektar (through the JDC or otherwise) for its review and approval, each Protocol and investigator’s brochure for a Combined Therapy Trial, and the related template ICF, template clinical site agreement, Bioanalysis Plan and Statistical Analysis Plan, and any material amendments to each of the foregoing (provided that Nektar shall provide BioXcel such approval or rejection within ten (10) Business Days of the date on which BioXcel provides the applicable document to Nektar);

(vii)     coordinating with Nektar and providing to the JDC (or a subcommittee designated by the JDC for such purpose) drafts of (1) submissions to the BioXcel IND (if applicable) and/or the Combined Therapy IND (if applicable); and (2) Combined Therapy Trial Regulatory Documentation, or portions thereof, that relate to the Combined Therapy or the Nektar Compound, for JDC review and approval, and providing Nektar with the opportunity to review, comment on and approve all other written correspondence with a Regulatory Authority relating to the Combined Therapy Trials, to the extent such correspondence relates to the Combined Therapy or the Nektar Compound; provided that Nektar shall provide BioXcel with written notice of any such comments (and, where applicable, approvals or rejections) within ten (10) Business Days of the date on which BioXcel provides the applicable document to Nektar;

(viii)    to the extent necessary for the conduct of any Combined Therapy Trial, providing Nektar a Right of Cross-Reference to the relevant Regulatory Documentation for the BioXcel Compound, provided that, such Right of Cross-Reference shall terminate upon the expiration or termination of this Agreement for purposes of conducting any new clinical studies, except that in the case of termination for a Material Safety Issue pursuant to Section 12.4, such Right of Cross-Reference shall remain in effect solely (1) to the extent necessary to permit BioXcel to comply with any outstanding obligations required by a Regulatory Authority and/or Applicable Law or (2) as necessary to permit BioXcel to continue to dose subjects enrolled in each Combined Therapy Trial through completion of the applicable Protocol if required by the applicable Regulatory Authority(ies) and/or Applicable Laws;

(ix)       managing the operations of the Combined Therapy Trials in accordance with the applicable Protocol, including overseeing compliance by any CRO with the terms of its agreement with BioXcel relating to the Combined Therapy Trial;

(x)        subject to Sections 2.4 and 2.6(d), providing to Nektar a list of all proposed clinical trial sites and principal investigator(s) for each Combined Therapy Trial;

(xi)       subject to Sections  2.4 and 2.6(d), ensuring that all clinical trial service agreements and clinical trial site agreements (A) contain intellectual property provisions that retain each of the Parties’ respective intellectual property rights in the BioXcel Compound, Nektar Compound, and Combined Therapy, and (B) allow for Nektar, as well as BioXcel, to the extent permitted by Applicable Law and any Third Party confidentiality restrictions or obligations,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to audit Combined Therapy Trial study sites for quality assurance and to inspect and copy data, documentation and work products relating to the activities performed by the site, including the medical records of any patient participating in any clinical study; provided that should Nektar seek to audit a study site (1) Nektar shall solely bear the cost and expense for such audit, (2) BioXcel shall accompany Nektar to such audit, at date and time mutually agreed upon by the Parties and the applicable study site, and (3) Nektar shall provide BioXcel with a copy of any reports resulting from such audit.  This right to inspect and copy data, documentation, and work products of a study site may be exercised at any time during the Term, or such longer period as shall be required by Applicable Law;

(xii)     providing Nektar with copies of each final site template ICF (if requested by Nektar);

(xiii)    providing Nektar with minutes from any and all external drug safety monitoring boards for the Combined Therapy Trials, if applicable, within two (2) Business Days (or as soon as practicable) after receipt by BioXcel;

(xiv)     providing Nektar with updates on the status of the Combined Therapy Trials at each teleconference for the clinical execution working group, or upon Nektar’s reasonable request, including information regarding the number and status of study sites, the number of screened subjects (actual to target), the number of randomized subjects (actual to target), the number of dosed, ongoing, discontinued and completed subjects, and any safety updates as contemplated by the applicable Protocol, Section 2.1(c), and/or routinely performed by a Party in its normal course of trial management and reporting;

(xv)      subject to the provisions of Section 2.2, owning and being responsible for (or appointing a Third Party reasonably acceptable to Nektar to be responsible for) the maintenance of the Global Safety Database and safety reporting for the Combined Therapy, collecting, evaluating and reporting serious adverse events, other safety data and any further pharmacovigilance information from the Combined Therapy Trials, and providing Nektar with the opportunity to participate in and comment on such pharmacovigilance activities;

(xvi)     providing Nektar with access to all safety information (including any updates to the investigator’s brochure for the BioXcel Compound) in the Global Safety Database through the provision of case safety reports (“CSRs”) and listings related to the Combined Therapy or the Nektar Compound during the Combined Therapy Trials in accordance with Section 2.2;

(xvii)   analyzing the Study Data in a timely fashion and providing Nektar with access to the Study Data from the applicable Combined Therapy Trial as follows:

(1)        pursuant to an appropriate timetable determined by the JDC : (A) sharing with Nektar for review and comment drafts of interim, ongoing and/or final clinical trial reports (and/or statistical analyses in accordance with the Statistical Analysis Plan) from the Combined Therapy Trial and (B) providing the raw Study Data in electronic or other mutually agreed format;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(2)        providing Nektar with a report of the safety data;

(3)        within approximately six (6) weeks from the completion of the Combined Therapy Trial, provide to Nektar case report forms or patient profiles for all patients in each Combined Therapy Trial;

(4)        within sixty (60) calendar days of the creation of a quality checked and closed database for the Combined Therapy Trial, copies of the Form 1572s, financial disclosures and other relevant documents required to meet regulatory requirements related to the Combined Therapy Trial (including any data or documents that may be required to provide Aggregate Safety Information to a Regulatory Authority with respect to the Nektar Compound);

(5)        within approximately six (6) weeks of the creation of an electronic quality checked and closed database for the Combined Therapy Trial, an electronic copy of the such database; and

(6)        providing Nektar with any programs or SAS codes to be used for the Statistical Analysis Plan for the Combined Therapy Trial;

(xviii)  obtaining supplies of any co-medications, to the extent any such co-medications are required for use in any Combined Therapy Trial, and providing to Nektar any information related to each Combined Therapy Trial that is provided to the manufacturer of any co-medication pursuant to Section 9.5 herein within five (5) Business Days after the provision of the information to the manufacturer;

(xix)     providing Nektar with any information regarding the pharmacokinetics, efficacy and safety of the Nektar Compound alone or in combination with the BioXcel Compound and/or the CPI Compound;

(xx)      providing for the release by a Qualified Person (as such term will be defined in the Quality Agreement), or providing the necessary documentation in support of such quality release, of the BioXcel Compound if such release is required for any Combined Therapy Trial;

(xxi)     performing either directly or through Third Parties collection of Samples; and

(xxii)   such other responsibilities as may be agreed to by the Parties or determined by the JDC.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)      Responsibilities of Nektar.  Subject to JDC direction as provided in Section 2.4 and Nektar’s Commercially Reasonably Efforts, Nektar shall be responsible for the following activities, subject in each case (except as expressly provided in Section 4.2(a) with respect to the Manufacture and supply of the Nektar Compound) to the Parties sharing the applicable Third Party Study Costs related to such activities in accordance with Section 7.1:

(i)         manufacturing and supplying unlabeled vials of the Nektar Compound, as further described in Article 4, and providing for the release by a Qualified Person or providing the necessary documentation in support of quality release, of the Nektar Compound if such release is required for the Combined Therapy Trial;

(ii)       promptly reviewing and providing comments on and communicating its approval (or rejection) of  each Protocol, the Nektar and BioXcel investigator’s brochures for each Combined Therapy Trial (as it relates to the Nektar Compound and the Combined Therapy), any template ICF, Bioanalysis Plan and Statistical Analysis Plan, and any amendments to each of the foregoing (provided that Nektar shall provide BioXcel with written notice of any such comments (and, where applicable, approvals or rejections) within ten (10) Business Days of the date on which BioXcel provides the applicable document to Nektar;

(iii)      to the extent necessary for the conduct of any Combined Therapy Trial, providing BioXcel a Right of Cross-Reference to the relevant Regulatory Documentation for the Nektar Compound, provided that, except as provided in Section 3.2, such Right of Cross-Reference shall terminate upon the expiration or termination of this Agreement for purposes of conducting any new clinical studies, except that in the case of termination for a Material Safety Issue pursuant to Section 12.4, such Right of Cross-Reference shall remain in effect solely (1) to the extent necessary to permit BioXcel to comply with any outstanding obligations required by a Regulatory Authority and/or Applicable Law or (2) as necessary to permit BioXcel to continue to dose subjects enrolled in each Combined Therapy Trial through completion of the applicable Protocol if required by the applicable Regulatory Authority(ies) and/or Applicable Laws;

(iv)       jointly reviewing, providing comments to BioXcel within [***] ([***])  Business Days on, and (if inconsistent with the applicable Protocol(s)) approving all Combined Therapy Trial Regulatory Documentation and providing BioXcel with copies of Nektar Regulatory Documentation, as both Parties agree is necessary or reasonably expected to be necessary, and is requested by BioXcel, (1) to obtain and maintain the IND for the Combined Therapy Trials and prepare and file any Combined Therapy Trial Regulatory Documentation in accordance with this Agreement, or (2) to comply with Applicable Law with regard to the BioXcel Compound and the Combined Therapy Trials, which may include information regarding the pharmacokinetics, efficacy and safety of the Nektar Compound alone or in combination with the BioXcel Compound and/or the CPI Compound (provided that Nektar shall provide BioXcel with written notice of any such comments (and, where applicable, approvals or rejections) within [***] ([***])  Business Days of the date on which BioXcel provides the applicable document to Nektar;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(v)        providing comment and input on the management of each Combined Therapy Trial pursuant to the applicable Protocol;

(vi)       reviewing and, if applicable, suggesting alternatives to BioXcel’s proposed list of clinical trial sites and principal investigator(s) for each Combined Therapy Trial;

(vii)     providing BioXcel with access to an investigator’s brochure for the Nektar Compound as determined by Nektar (and any updates thereto), as well as all relevant safety information for the Nektar Compound;

(viii)    providing and making available as necessary information and/or persons with knowledge concerning the Nektar Compound to support the Combined Therapy Trials, including any interactions with a Regulatory Authority; and

(ix)       such other responsibilities as may be agreed to by the Parties or determined by the JDC.

5.2       Documents and Combined Therapy Trial Contracts.

(a)      The Parties agree that BioXcel bears primary responsibility for conduct of each Combined Therapy Trial and the analysis of the Study Data under the applicable Statistical Analysis Plan.  In consultation with Nektar, BioXcel shall draft the Protocols and Statistical Analysis Plans, and any amendments to each of the foregoing, and shall provide such documents to Nektar for review, comment, and if applicable, approval pursuant to Section 5.1(a)(vi) and Sections 2.4 and 2.6(d).  Nektar shall have [***] ([***]) Business Days from the date on which BioXcel provides the applicable document to Nektar to provide any comments, and if applicable, approvals or rejections to BioXcel concerning the applicable draft Protocol or Statistical Analysis Plan, or any amendment to each of the foregoing.

(b)      Subject to Sections 2.4 and 2.6(d), BioXcel shall be responsible for negotiating and entering into contracts for services relating to the Combined Therapy Trials, including selecting vendors, approving contract deliverables and managing contract performance, including site contracts, obtaining IRB approval for site informed consent forms, obtaining signed informed consents, monitoring plans, etc. BioXcel will be responsible for ensuring that any such contracts allow BioXcel to provide Nektar and BMS with access to and use of Study Data, Samples, and other information and documents as required pursuant to this Agreement (and in no event not less than the same access or use as is granted to BioXcel).

5.3       Other Clinical Trials.   Except for the Combined Therapy Trials, each clinical trial for the Nektar Compound and the CPI Compound and the BioXcel Compound, alone or in combination with other pharmaceutical agents, is independently conducted and shall not be subject to this Agreement (but without limiting each Party’s obligation to share relevant safety information as provided in Section 2.1(c), Section 2.1(d) and Section 2.2).  The Nektar Compound provided to BioXcel under this Agreement shall not be used for such other clinical trials.  Nothing in this

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement shall preclude either Party from conducting any such other clinical trials as it may determine in its discretion, so long as it does not use or rely on the Confidential Information of the other Party in doing so.

5.4       Additional Studies.   After completion of the Combined Therapy Trials, the Parties agree to discuss in good faith additional clinical trials (other than clinical trials contemplated by Section 2.1(a)) of the Combined Therapy.  If the Parties jointly agree to conduct any such further clinical trials, such further clinical trials will be conducted in accordance with a separate agreement between the Parties.  For clarity, no Party shall be obligated to collaborate with the other Party or agree on terms with the other Party with respect to such additional clinical trials.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1       Collaboration Inventions.   Prior to the Effective Date of this Agreement, Nektar and BioXcel entered into a certain Collaborative Research Agreement, dated August 27, 2017 (“Research Agreement”).  To the extent the ownership of intellectual property (including the rights of filing, prosecution, enforcement, maintenance and defense of any applicable Patent Rights) is related to the use of both the BioXcel Compound and the Nektar Compound, to the use of the BioXcel Compound, the Nektar Compound and the CPI Compound, or to a combination comprising the BioXcel Compound and the Nektar Compound, or a combination comprising the BioXcel Compound, the Nektar Compound and the CPI Compound, the Research Agreement is hereby superseded and replaced by the terms of this Agreement. All rights to Collaboration Inventions shall be allocated as follows:

(a)      BioXcel Ownership.   Subject to the terms of this Agreement, all BioXcel Study Inventions shall be owned solely by BioXcel, and BioXcel will have the full right to exploit such BioXcel Study Inventions without the consent of, or any obligation to account to, Nektar. Nektar shall assign and hereby assigns (and shall cause its Affiliates and contractors to assign) all right, title and interest in any BioXcel Study Inventions to BioXcel.  Any assignments necessary to accomplish the foregoing are hereby made, and Nektar shall execute such further documents and provide other assistance as may be reasonably requested by BioXcel to perfect BioXcel’s rights in such BioXcel Study Inventions, all at BioXcel’s expense.  BioXcel shall have the sole right but not the obligation to prepare, file, prosecute (including any proceedings relating to reissues, reexaminations, protests, interferences, oppositions, post-grant reviews or similar proceedings and requests for patent extensions) and maintain any BioXcel Study Patent Rights at its own expense.

(b)      Nektar Ownership.   Subject to the terms of this Agreement, all Nektar Study Inventions shall be owned solely by Nektar, and Nektar will have the full right to exploit such Nektar Study Inventions without the consent of, or any obligation to account to, BioXcel.  BioXcel shall assign and hereby assigns (and shall cause its Affiliates and contractors to assign) all right, title and interest in any Nektar Study Inventions to Nektar. Any assignments necessary to accomplish the foregoing are hereby made, and BioXcel shall execute such further

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

documents and provide other assistance as may be reasonably requested by Nektar to perfect Nektar’s rights in such Nektar Study Inventions, all at Nektar’s expense.  As between Nektar and BioXcel, Nektar shall have the sole right but not the obligation to prepare, file, prosecute (including any proceedings relating to reissues, reexaminations, protests, interferences, oppositions, post-grant reviews or similar proceedings and requests for patent extensions) and maintain any Nektar Study Patent Rights at its own expense.

(c)       Combined Therapy Trial Inventions.   All Combined Therapy Trial Inventions shall be jointly owned by the Parties, and either Party shall have the right to freely exploit the Combined Therapy Trial Inventions and Combined Therapy Patent Rights, both within and outside the scope of this Agreement, without accounting or any other obligation to the other Party (except as expressly set forth in this Section 6.1(c) and Section 6.3(d) with regard to the filing, prosecution, maintenance and enforcement of Combined Therapy Patent Rights) and each Party may use, exploit and grant licenses (with right to sublicense) to Third Parties under its interest in such Combined Therapy Trial Inventions and Combined Therapy Patent Rights.  Nektar, using outside counsel acceptable to both Parties, shall be responsible for preparing, prosecuting, obtaining and maintaining Patent applications and Patents within the Combined Therapy Patent Rights.  Nektar shall keep BioXcel advised as to material developments and all steps to be taken with respect to any such Patent applications and Patents and shall furnish BioXcel with copies of applications for such Patents, amendments thereto and other related correspondence to and from Patent offices, and permit BioXcel a reasonable opportunity to review and offer comments.  Nektar shall implement such comments of BioXcel with respect to all such Patent applications and amendments thereto, so long as such comments are reasonable and would not cause Nektar to be in breach of the SCA if implemented. BioXcel shall reasonably assist and cooperate with Nektar in preparing, prosecuting, obtaining and maintaining Patent applications and Patents within the Combined Therapy Patent Rights.  Notwithstanding the foregoing, Nektar shall not take any position in a submission to a Patent office that interprets the scope of a Patent of BioXcel related to the BioXcel Compound without the prior written consent of BioXcel. Nektar shall have the right to disclose to BMS, subject to the confidentiality provisions of the SCA governing disclosures of Nektar confidential information to BMS, applications for Patents, amendments thereto and other related correspondence to and from Patent offices contemplated by this Section to the extent necessary to comply with Nektar’s obligations under the SCA, provided that Nektar shall not disclose any confidential information of the CPI Compound supplier in connection therewith (to be clear, nothing in the foregoing proviso shall prohibit Nektar from disclosing the Combined Therapy Study Data to BMS on the terms provided herein); and provided further,  that Nektar remains liable to BioXcel for any breach by BMS of such confidentiality provisions. Nektar shall be reimbursed for any Third Party costs and expenses incurred in preparing, filing, and prosecuting Combined Therapy Patent Rights and the subsequent maintenance of Combined Therapy Patent Rights by BioXcel such that BioXcel shall be responsible for [***] percent ([***]%) of such costs and expenses and Nektar shall be responsible for [***] percent ([***]%) of such costs and expenses.  Nektar will report all such costs and expenses to BioXcel in accordance with Sections 7.1 and 7.2.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)         Abandonment of Patent or Patent application.  If Nektar determines either: (a) not to continue the preparation, prosecution or maintenance of a Patent application or Patent within the Combined Therapy Patent Rights; or (b) not to file any new Patent application within the Combined Therapy Patent Rights as requested to be filed by BioXcel, in each case, other than to optimize overall Patent protection of claimed inventions, Nektar shall provide BioXcel with notice of this decision within [***] ([***]) days of any decision not to file a new Patent application, or at least [***] ([***]) days prior to any pending lapse or abandonment of an existing Patent application or Patent.  In such event, Nektar shall provide BioXcel with an opportunity to assume responsibility for all costs associated with the filing or further preparation, prosecution and maintenance of such Patent application or any Patent issuing thereon (such filing to occur prior to the issuance of the Patent to which the application claims priority or expiration of the applicable filing deadline, as set forth above).  If BioXcel assumes such responsibility for such preparation, filing, prosecution and maintenance costs, BioXcel shall have the right to transfer the responsibility for such preparation, filing, prosecution and maintenance of such Patent applications and/or Patents to patent counsel selected by it and reasonably acceptable to Nektar.  In such case, Section 6.1(c) shall apply to such Patent applications and Patents mutatis mutandis. Such Patent applications and Patents shall otherwise continue to be subject to all of the terms and conditions of this Agreement in the same manner and to the same extent as the other Patent applications and Patents within the Combined Therapy Patent Rights.

(ii)       Failure to Reimburse.  If a Party elects not to reimburse the other Party for [***] percent ([***]%) of the costs and expenses of preparation, filing, prosecution and maintenance of a Patent application or Patent within the Combined Therapy Patent Rights in a given country, the non-reimbursed Party shall have the right, but not an obligation,  to prepare, file, prosecute or maintain such Patent application or Patent in such country in its own name and at its own expense, with the prior written consent of the other Party (which shall not be unreasonably withheld) and the other Party shall promptly assign, without additional consideration, all of its rights, title and interest to the Patent application or Patent in said country and any inventions covered by such Patent application or Patent to the non-reimbursed Party if the non-reimbursed Party wishes to prepare, file, prosecute or maintain said Patent application or Patent.  After giving effect to such assignment, such assigned invention and any corresponding Combined Therapy Patent Rights thereto shall be the treated as a BioXcel Independent Patent Rights or Nektar Independent Patent Rights, as applicable.   The Party who does not wish to prepare, file, prosecute or maintain a Patent application or Patent within the Combined Therapy Patent in any country shall assist in the timely provision of all documents required under national provisions to register said assignment of rights with the corresponding national authorities at the sole expense of the Party who wished to prepare, file, prosecute or maintain such Patent application or Patent in that given country.  Nektar shall have the right to disclose to BMS, subject to the confidentiality provisions of the SCA governing disclosures of Nektar confidential information to BMS, applications for Patents, amendments thereto, assignment-related documents and other related correspondence to and from Patent offices contemplated by this subsection (ii) to the extent necessary to comply with Nektar’s obligations under the SCA, provided that Nektar shall not disclose any confidential information of the CPI Compound supplier in connection therewith (to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

be clear, nothing in the foregoing proviso shall prohibit Nektar from disclosing the Combined Therapy Study Data to BMS on the terms provided herein); and provided further,  that Nektar remains liable to BioXcel for any breach by BMS of such confidentiality provisions.

(d)      Separation of Patent Rights.   In order to more efficiently enable the prosecution and maintenance of the Nektar Study Patent Rights, BioXcel Study Patent Rights and Combined Therapy Patent Rights relating to Collaboration Inventions as described above, the Parties will use good faith efforts to separate Nektar Study Patent Rights, BioXcel Study Patent Rights, Combined Therapy Patent Rights, Nektar Independent Patent Rights and BioXcel Independent Patent Rights into separate patent filings to the extent possible and without adversely impacting such prosecution and maintenance.  Nektar shall have the right to disclose to BMS, subject to the confidentiality provisions of the SCA governing disclosures of Nektar confidential information to BMS, applications for Patents, amendments thereto and other related correspondence to and from Patent offices contemplated by this subsection (d) to the extent necessary to comply with Nektar’s obligations under the SCA, provided that Nektar shall not disclose any confidential information of the CPI Compound supplier in connection therewith (to be clear, nothing in the foregoing proviso shall prohibit Nektar from disclosing the Combined Therapy Study Data to BMS on the terms provided herein); and provided further,  that Nektar remains liable to BioXcel for any breach by BMS of such confidentiality provisions.

6.2       Disclosure and Assignment of Collaboration Inventions.   Each Party shall disclose promptly to the other Party in writing and on a confidential basis all Collaboration Inventions, prior to any public disclosure or filing of Patent applications and allowing sufficient time for comment by the other Party.   Nektar shall have the right to disclose to BMS, subject to the confidentiality provisions of the SCA governing disclosures of Nektar confidential information to BMS, all Collaboration Inventions, prior to any public disclosure or filing of patent applications, to the extent necessary to comply with Nektar’s obligations under the SCA, provided that Nektar shall not disclose any confidential information of the CPI Compound supplier in connection therewith (to be clear, nothing in the foregoing proviso shall prohibit Nektar from disclosing the Combined Therapy Study Data to BMS on the terms provided herein); and provided further,  that Nektar remains liable to BioXcel for any breach by BMS of such confidentiality provisions. In addition, each Party shall, and does hereby, assign, and shall cause its Affiliates and contractors to so assign, to the other Party, without additional compensation, such right, title and interest in and to any Collaboration Inventions as well as any intellectual property rights with respect thereto, as is necessary to fully effect, as applicable, the sole ownership provided for in Sections 6.1(a) and 6.1(b) and the joint ownership provided for in Section 6.1(c).

6.3       Infringement of Patent Rights by Third Parties.

(a)      Notice.   Each Party shall promptly notify the other Party in writing of any alleged or threatened (in writing) infringement, or misappropriation by a Third Party, of Combined Therapy Patent Rights, of which its in-house patent counsel becomes aware (such infringement, “Infringement,” and “Infringe” shall be interpreted accordingly).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)      Infringement of BioXcel Study Patent Rights.   For all Infringement of BioXcel Study Patent Rights or BioXcel Independent Patent Rights anywhere in the world, BioXcel shall have the exclusive right to prosecute such Infringement as it may determine in its sole and absolute discretion, and BioXcel shall bear all related expenses and retain all related recoveries.   Nektar shall reasonably cooperate with BioXcel or its designee (to the extent Nektar has relevant information arising out of this Agreement), at BioXcel’s request and expense, in any such action.

(c)       Infringement of Nektar Study Patent Rights.   For all Infringement of Nektar Study Patent Rights or Nektar Independent Patent Rights anywhere in the world, Nektar shall have the exclusive right to prosecute such Infringement as it may determine in its sole and absolute discretion, and Nektar shall bear all related expenses and retain all related recoveries.  BioXcel shall reasonably cooperate with Nektar or its designee (to the extent BioXcel has relevant information arising out of this Agreement), at Nektar’s request and expense, in any such action.

(d)      Infringement of Combined Therapy Patent Rights.

(i)         With respect to Infringement of Combined Therapy Patent Rights, the Parties shall mutually agree as to whether to bring an enforcement action to seek the removal or prevention of such Infringement and damages therefor and, if so, which Party shall bring such action, with any costs and expenses relating thereto to be allocated in accordance with Section 6.3(d)(ii).

(ii)       Regardless of which Party brings an enforcement action pursuant to Section 6.3(d)(i), the other Party hereby agrees to cooperate reasonably in any such action, including, if required, by bringing a legal action or furnishing a power of attorney.  If the Parties mutually agree to bring an enforcement action, Nektar shall be responsible for [***] percent ([***]%), and BioXcel shall be responsible for [***] percent ([***]%), of the reasonable and verifiable costs and expenses incurred in connection with any such action.  If either Party recovers monetary damages from any Third Party in an action approved by the Parties and brought under this Section  6.3(d)(ii), such recovery shall be allocated first to the reimbursement of any actual, unreimbursed costs and expenses incurred by the Parties in such litigation (including, for this purpose, a reasonable allocation of expenses of internal counsel), then pro rata in accordance with the aggregate amounts spent by both Parties, and any remaining amounts shall be split [***] percent ([***]%) to BioXcel and [***] percent ([***]%) to Nektar, unless the Parties agree in writing to a different allocation.  In connection with any proceeding under this Section 6.3(d), neither Party shall enter into any settlement without the prior written consent of the other Party.

6.4       Infringement of Third Party Rights.

(a)      Notice.   If the activities relating to the Combined Therapy Trials become the subject of a claim of infringement of a patent, copyright or other proprietary right by a Third Party anywhere in the world, the Party first having notice of the claim shall promptly notify the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

other Party and, without regard to which Party is charged with said infringement and the venue of such claim, the Parties shall promptly confer to discuss the claim.

(b)      Defense.   If both Parties are charged with infringement pursuant to a claim described in Section 6.4(a), the Parties shall defend such claim jointly, unless they agree otherwise.  If only one Party is charged with infringement, such Party will have the first right but not the obligation to defend such claim.  If the charged Party does not commence actions to defend such claim within [***] ([***]) calendar days after being so charged, then the other Party shall have the right, but not the obligation, to defend any such claim.  In any event, the non-defending Party shall reasonably cooperate with the Party conducting the defense of the claim and shall have the right to participate with separate counsel at its own expense, and the defending Party shall consider comments by the non-defending Party in good faith.  The Party defending the claim shall bear the cost and expenses of the defense of any such Third Party infringement claim and shall have sole rights to any recovery.  If the Parties jointly defend the claim, BioXcel shall bear [***] percent ([***]%), and Nektar shall bear [***] percent ([***]%) of any costs and expenses of the defense of any such Third Party infringement claim; provided, however, that, notwithstanding the foregoing, if the claim relates solely to one Party’s Compound, such Party will bear one hundred percent (100%) of the costs and expenses of the defense of such claim, shall have sole rights to any recovery and shall have the sole right, but not the obligation, to defend, settle and otherwise handle the disposition of such claim.  If either Party recovers monetary damages from any Third Party while jointly defending the claim, such recovery shall be allocated first to the reimbursement of any actual, unreimbursed costs and expenses incurred by the Parties in such litigation (including, for this purpose, a reasonable allocation of expenses of internal counsel) pro rata in accordance with the aggregate amounts spent by both Parties, and any remaining amounts shall be split [***] percent ([***]%) to BioXcel and [***] percent ([***]%) to Nektar, unless the Parties agree in writing to a different allocation.  Neither Party shall enter into any settlement concerning activities under this Agreement or the Combined Therapy that affects the other Party’s rights under this Agreement or imposes any obligations on the other Party, including any admissions of wrongdoing on behalf of the other Party, without such other Party’s prior written consent, not to be unreasonably withheld or delayed, except that a Party may settle any claim that solely relates to its Compound without the consent of the other Party as long as such other Party’s rights under this Agreement are not adversely impacted (in which case, it will obtain such other Party’s prior written consent, not to be unreasonably withheld or delayed).

6.5       Combined Therapy Trial Regulatory Documentation.   Subject to the license and other rights granted by each Party to the other Party pursuant to this Agreement, BioXcel and Nektar shall jointly own all right, title and interest in and to the Combined Therapy Trial Regulatory Documentation; provided, however, that Nektar shall retain sole and exclusive ownership of any Nektar Regulatory Documentation provided to BioXcel under this Agreement that is submitted with or referenced in the Combined Therapy Trial Regulatory Documentation and that BioXcel shall retain sole and exclusive ownership of any BioXcel Regulatory Documentation that is submitted with or referenced in the Combined Therapy Trial Regulatory Documentation.  This Section 6.5 is without limitation of any other disclosure obligations under this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 7

COLLABORATION COSTS AND EXPENSES

7.1       Combined Therapy Trial Expenses.   Expenses incurred as described in Article 4 (regarding Manufacturing and supply up to the point where the applicable BioXcel Compound or Nektar Compound arrives at the BioXcel labeling and distribution facility for the applicable Combined Therapy Trial), and Article 6 (regarding intellectual property) shall be borne or shared by the Parties as provided in such Articles.  In addition, each Party shall bear its own Third Party License Payments as set forth in Section 2.6(b).  For all other expenses that are directly attributable or reasonably allocable to the conduct of the Combined Therapy Trials, (a) Nektar will be responsible for [***] percent ([***]%) of all out-of-pocket costs paid to Third Parties (including taxes, to the extent non-creditable to BioXcel) reasonably incurred in connection with Third Party Contractors, CROs,  laboratories and clinical sites/IRBs or otherwise by either Party in connection with the performance of the Combined Therapy Trials including, but not limited to, BioXcel’s out-of-pocket costs of labeling and packaging the unlabeled vials of the Nektar Compound provided by Nektar, labeling and packaging the commercially labeled vials of the CPI Compound provided by the CPI Compound supplier, and labeling and packaging the BioXcel Compound, in each case for distribution to clinical sites, and those costs described under Section 8.5, and that are incurred consistent with the JDC-approved budget for each Combined Therapy Trial (“Third Party Study Costs”); and (b) each Party shall be solely responsible for all of its own internal costs (including all internal full-time equivalents and all costs of individuals engaged as independent contractors) incurred by such Party or any of its Affiliates in the performance of each Combined Therapy Trial, to the extent not included in the definition of Third Party Study Costs.  For the avoidance of doubt, Third Party Study Costs does not include Third Party License Payments by Nektar, Third Party License Payments by BioXcel or any Third Party Claims.

7.2       Invoicing; Payment.

(a)      Designation of Finance Representatives; Reconciliation.

(i)         Each of the Parties shall designate a representative from its Finance Department to interact with the designee of the other Party concerning preparation of the budget for each Combined Therapy Trial (including the Initial Trial) for approval by the JDC, reconciliation of costs incurred in the conduct of each Combined Therapy Trial, the method to be used by both Parties to determine the amounts to be invoiced by BioXcel to Nektar hereunder, and to act as the point of contact for any other matters arising between the Parties under Article 7 (the “Finance Representatives”).  Nektar shall reimburse BioXcel, on a quarterly basis in arrears, for Nektar’s [***] percent ([***]%) share of all Third Party Study Costs under U.S. Generally Accepted Accounting Principles incurred by BioXcel during the prior quarter.  Without the prior written consent of Nektar, the amount to be reimbursed by Nektar for its [***] percent ([***]%) share of Third Party Study Costs as provided in the previous sentence shall not exceed [***] United

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States dollars ($[***]) per patient completing Combined Therapy in accordance with the Protocol.  In the event BioXcel becomes aware that its actual Third Party Study Costs would cause the cap on Nektar’s reimbursement obligation to be exceeded, BioXcel shall promptly notify Nektar through its JDC representatives, and the Parties, through the JDC, shall discuss whether to adjust the budget and whether the cap on Nektar’s reimbursement obligation should be revised to cover [***] percent ([***]%) of BioXcel’s actual Third Party Study Costs.  Within [***] ([***]) Business Days after the end of each quarter BioXcel shall submit to Nektar an estimate of Nektar’s [***] percent ([***]%) share of Third Party Study Costs for the prior quarter.  Within [***] ([***]) Business Days of the end of each quarter BioXcel shall submit to Nektar (1) a final invoice for Nektar’s [***] percent ([***]%) share of Third Party Study costs for the prior quarter, and (2) an electronic report that specifies in reasonable detail all such expenses included in such Third Party Study Costs, and all Section 5.1(a) and Section 8.5 costs during such prior quarter (a “Quarterly Report”).  All BioXcel invoices to Nektar shall be in United States dollars.  Third Party Study Costs incurred by BioXcel in a currency other than United States dollars shall be converted to United States dollars by BioXcel using BioXcel’s standard currency conversion methodology consistently applied. Nektar agrees to accept electronic copies of invoices and reports, in .pdf format, emailed to Nektar at AP@Nektar.com as sufficient delivery thereof to process payments to BioXcel.  If requested by Nektar in writing, BioXcel shall provide invoices or other appropriate supporting documentation for any payments to a Third Party exceeding [***] United States dollars ($[***]).  If requested by Nektar in writing, BioXcel shall provide a reconciliation between the cumulative amounts paid and the expenses recorded by BioXcel for the Combined Therapy Trial as reported under U.S. Generally Accepted Accounting Principles. The Parties shall seek to resolve any questions related to such invoices and/or Quarterly Reports within [***] ([***]) Business Days following receipt by Nektar of BioXcel’s invoice and Quarterly Report hereunder.  Based on the invoices and reports, payment will be made by Nektar within [***] ([***]) calendar days after the delivery of such invoice and Quarterly Report.  If Nektar disputes an amount due on an invoice, Nektar will notify BioXcel of such dispute within [***] ([***]) Business Days of receipt of such invoice and shall pay the amount not in dispute after BioXcel submits a new invoice for the undisputed amount.  The Parties shall use good faith efforts to discuss and resolve any disputed amounts.  Any undisputed invoiced amount which is not paid by its due date shall be assessed a late payment fee at the rate of one percent (1%) per month, compounded monthly, or at the highest rate permitted under Applicable Law, if less.

(ii)       BioXcel shall reimburse Nektar, on a quarterly basis in arrears, for BioXcel’s [***] percent ([***]%) share of all costs and expenses incurred by Nektar under Article 6, actually invoiced to Nektar by Third Parties during the prior quarter.  Within [***] ([***]) Business Days of the end of each quarter, Nektar shall (1) submit to BioXcel an invoice for BioXcel’s [***] percent ([***]%) share of all such Article 6 costs and expenses, and (2) an electronic report that specifies in reasonable detail all such Article 6 costs expenses during such quarter (a “Quarterly Patent Costs Report”).  All Nektar invoices to BioXcel shall be in United States dollars.  Third Party expenses incurred by Nektar in a currency other than United States dollars shall be converted to United States dollars by Nektar using Nektar’s standard currency conversion methodology consistently applied.  BioXcel agrees to accept electronic copies of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

invoices and reports, in .pdf format, emailed to BioXcel at an address provided by the BioXcel Alliance Manager as sufficient delivery thereof to process payments to Nektar.  If requested by BioXcel in writing, Nektar shall provide invoices or other appropriate supporting documentation for any payments to a Third Party exceeding $[***].  If requested by BioXcel in writing, Nektar shall provide a reconciliation between the cumulative amounts invoiced to BioXcel and the expenses recorded by Nektar for the Combined Therapy Trial as reported under U.S. Generally Accepted Accounting Principles. The Parties shall seek to resolve any questions related to such invoices and/or Quarterly Patent Costs Reports within [***] ([***]) Business Days following receipt by BioXcel of Nektar’s invoice and Quarterly Patent Costs Report hereunder.  Based on the invoices and reports, payment will be made by BioXcel within [***] ([***]) calendar days after the delivery of such invoice and Quarterly Patent Costs Report.  If BioXcel disputes an amount due on an invoice, BioXcel will notify Nektar of such dispute within [***] ([***]) Business Days of receipt of such invoice and shall pay the amount not in dispute after Nektar submits a new invoice for the undisputed amount.  The Parties shall use good faith efforts to discuss and resolve any disputed amounts.  Any undisputed invoiced amount which is not paid by its due date shall be assessed a late payment fee at the rate of one percent (1%) per month, compounded monthly, or at the highest rate permitted under Applicable Law, if less.

(b)      Payment Method by Nektar.  Nektar shall pay all amounts due hereunder to BioXcel in United States dollars by check or by electronic funds transmission to the BioXcel account below or such bank account BioXcel designates in writing from time to time.

BioXcel Tax ID # 82-1386754

BioXcel Bank Account Information:

Account Name: [***]

Account No. [***]

ABA Routing No. [***]

(c)       Payment Method by BioXcel.  BioXcel shall pay all amounts due hereunder to Nektar in United States dollars by check or by electronic funds transmission to the Nektar account below or such bank account Nektar designates in writing from time to time.

Nektar Tax ID # 94-3134940

Nektar Bank Account Information:

[***]

Account No. [***]

Routing No. [***]

Swift Code (international wires) [***]

7.3       Audit.  At the request (and expense) of Nektar, BioXcel shall permit an independent certified public accountant appointed by Nektar and reasonably acceptable to BioXcel (provided that such accountant shall be compensated on the basis of time spent on the audit and not on a contingency basis, and shall have entered into a confidentiality agreement with BioXcel),

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

at reasonable times and upon reasonable notice, to examine only those records as may be reasonably necessary to determine, with respect to any calendar year ending not more than [***] ([***]) years prior to Nektar’s request, the correctness or completeness of any invoice submitted to Nektar or other payment made to BioXcel pursuant to this Agreement.  The foregoing right of review may be exercised only once per year and only once with respect to each such periodic report and payment.  Results of any such examination shall be: (a) made available to both Parties; and (b) subject to Article 9.  Nektar shall bear the full cost of the performance of any such audit, unless such audit discloses a variance of more than [***]percent (+/- [***]%) from the amount of the original report or payment calculation, in which case, BioXcel shall bear the full cost of the performance of such audit.  BioXcel shall have reciprocal audit rights for any Article 6 costs and expenses incurred by Nektar and invoiced to BioXcel hereunder.  If, as a result of any audit, it is shown that payments received by the Parties under this Agreement were less or more than the amount which should have been received, then the appropriate Party shall make or refund all payments required to be made to eliminate any discrepancy revealed by said audit within [***] ([***]) calendar days.

ARTICLE 8

RECORDS AND STUDY DATA

8.1       Records.   Each Party shall maintain complete and accurate records of all work conducted with respect to the Combined Therapy Trials and of all results, information, data, data analyses, reports, records, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences and developments made by or provided to either Party, or by the Parties together, in the course of such Party(ies)’ efforts with respect to the Combined Therapy Trials (including the Statistical Analysis Plan and any Bioanalysis Plan to be conducted pursuant to this Agreement) (such results, information, data, data analyses, reports, case report forms, adverse event reports, trial records, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, developments, and each Protocol referred to as the “Study Data”).  Such records shall fully and properly reflect all work done and results achieved in the performance of the Combined Therapy Trials in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.

8.2       Ownership of Study Data.   Nektar shall own the Study Data to the extent that it relates exclusively to the Nektar Compound (“Nektar Study Data”), and BioXcel shall own the Study Data to the extent that it relates exclusively to the BioXcel Compound (“BioXcel Study Data”).  Both Parties shall jointly own any Study Data that does not relate exclusively to the BioXcel Compound or the Nektar Compound (“Combined Therapy Study Data”).  Each Party shall, and does hereby, assign, and shall cause its Affiliates to so assign, to the other Party, without additional compensation, such right, title and interest in and to any Study Data as is necessary to fully effect the foregoing, and agrees to execute all instruments as may be reasonably necessary to effect same.  Nektar shall have the right to disclose the Combined Therapy Study Data to BMS, and BMS shall have the right to use the Combined Therapy Study Data as provided in the SCA;  provided that Nektar shall not disclose any confidential information of the CPI Compound supplier

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in connection therewith, including any data, results or information relating solely to the CPI Compound or any pharmacokinetic information relating to the CPI Compound (to be clear, nothing in the foregoing proviso shall prohibit Nektar from disclosing the Combined Therapy Study Data to BMS on the terms provided herein).

8.3       Use of Study Data.

(a)      Use of a Party’s Own Study Data.   Each Party may use and analyze its own Study Data for any purpose without obligation or accounting to the other.

(b)      Use of Combined Therapy Study Data by Nektar.   Nektar and its Affiliates and each of their respective (sub)licensees shall have the right to use and analyze the Combined Therapy Study Data (x) in connection with its independent development, commercialization or other exploitation of the Nektar Compound (alone or in combination with other compounds) and/or for inclusion in the safety database for the Nektar Compound, as applicable, in each case without the consent of, or any obligation to account to, BioXcel, and (y) to conduct studies with Samples pursuant to Section 8.5.  Subject to Section 8.5, the results of all such analyses or uses shall be owned by Nektar, including any intellectual property arising out of same, unless the Parties shall have agreed otherwise in writing.  Nektar, its Affiliates and licensees shall also be entitled to use the Combined Therapy Study Data during and following the Term to (1) make regulatory filings and seek approvals for the Nektar Compound,  either alone or in combination with other compounds and (2) to promote indications based on, and to disseminate, the Combined Therapy Study Data for the benefit of the Nektar Compound, either alone or as part of the Combined Therapy, where permitted by and in accordance with Applicable Law; provided, that nothing in the foregoing is intended or shall be construed as granting Nektar any right or license, expressly or impliedly, to make, have made, use, sell, offer for sale, or import the BioXcel Compound.  BioXcel grants Nektar, its Affiliates and licensees of the Nektar Compound an irrevocable Right of Cross-Reference to the relevant Regulatory Documentation Controlled by BioXcel for the BioXcel Compound or the Combined Therapy to the extent necessary for Nektar, its Affiliates and licensees of the Nektar Compound to exercise the rights under clause (1) and clause (2) of this Section 8.3(b), which right shall survive any expiration or termination of this Agreement. If requested by Nektar in writing, BioXcel (or if applicable a BioXcel Affiliate or Third Party collaborator) shall provide Nektar with a signed statement, in form and content reasonably acceptable to Nektar, confirming the rights of Nektar, its Affiliates and licensees of the Nektar Compound to exercise the Right of Cross-Reference to Regulatory Documentation Controlled by BioXcel, BioXcel Affiliates and their Third Party collaborators as provided in this Section 8.3(b).

(c)       Use of Combined Therapy Study Data by BioXcel.  BioXcel its Affiliates and each of its and their respective (sub)licensees shall have the right to use and analyze the Combined Therapy Study Data (x) in connection with its independent development, commercialization or other exploitation of the BioXcel Compound (alone or in combination with other compounds) and/or for inclusion in the safety database for the BioXcel Compound, in each case without the consent of, or any obligation to account to, Nektar and (y) to conduct studies with

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Samples pursuant to Section 8.5.  Subject to Section 8.5, the results of all such analyses or uses shall be owned by BioXcel, including any intellectual property arising out of same, unless the Parties shall have agreed otherwise in writing.  BioXcel, its Affiliates and licensees shall be entitled to use the Combined Therapy Study Data during and following the Term to (1) make regulatory filings and seek approvals for the BioXcel Compound, either alone or in combination with other compounds and (2) to promote indications based on, and to disseminate, the Combined Therapy Study Data for the benefit of the BioXcel Compound, either alone or as part of the Combined Therapy, where permitted by and in accordance with Applicable Law; provided that nothing in the foregoing is intended or shall be construed as granting BioXcel any right or license, expressly or impliedly, to make, have made, use, sell, offer for sale, or import the Nektar Compound.  Nektar grants BioXcel, its Affiliates and licensees of the BioXcel Compound an irrevocable Right of Cross-Reference to the relevant Regulatory Documentation Controlled by Nektar for the Nektar Compound to the extent necessary for BioXcel, its Affiliates and licensees of the BioXcel Compound to exercise the rights under clause (1) and clause (2) of this Section 8.3(c), which right shall survive any expiration or termination of this Agreement. If requested by BioXcel in writing, Nektar (or if applicable a Nektar Affiliate or Third Party collaborator) shall provide BioXcel with a signed statement, in form and content reasonably acceptable to BioXcel, confirming the rights of BioXcel, its Affiliates and licensees of the BioXcel Compound to exercise the Right of Cross-Reference to Regulatory Documentation Controlled by Nektar, Nektar Affiliates and their Third Party collaborators as provided in this Section 8.3(c).

(d)      Biomarker/Diagnostic Agent Development.   Each Party may use and disclose to a Third Party the Combined Therapy Study Data and its Compound’s Study Data, under obligations of confidentiality consistent with this Agreement, to develop and commercialize a biomarker or diagnostic test for use with its Compound and/or the Combined Therapy, and, unless otherwise mutually agreed by the Parties in writing, will own any intellectual property arising out of the work funded or conducted by it with or through such Third Party.  The Parties will discuss in good faith any opportunities to jointly participate in the development of any such biomarker or diagnostic test for use with the Combined Therapy.

(e)       No Other Uses.   All other uses of Study Data are limited solely to those permitted by this Agreement, and neither Party may use Study Data for any other purpose without the written consent of the other Party during and after the Term of this Agreement.

8.4       Access to Study Data.   Subject to the provisions of Sections 2.2,  5.1(a)(xvi) and 5.1(a)(xvii), each Party and BMS shall have access to all Combined Therapy Study Data (including de-identified patient records) as soon as reasonably practicable after such Study Data is reasonably available to or generated by the Party responsible for generating or collecting such Study Data.

8.5       Samples.  Samples collected in the course of activities conducted under this Agreement shall be jointly owned by the Parties (to the extent not owned by the patient and/or the clinical trial site).  Any such Samples shall be collected in accordance with the applicable Protocol and ICFs.  Neither Party shall be permitted to use such Samples for any purpose without the prior

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

written consent of the other Party, which consent shall not be unreasonably withheld if such use is directed to the Combined Therapy and with the terms of such use to be set forth in a written agreement between the Parties setting forth the Samples to be used, and any appropriate terms/restrictions on such use.  Any data and intellectual property arising out of such Sample use shall be owned by the Party conducting such study using same; provided that to the extent that any such data or intellectual property relates solely to the Combined Therapy (or biomarkers solely for use with the Combined Therapy), such data or intellectual property shall be considered Combined Therapy Study Data or Combined Therapy Trial Inventions/Combined Therapy Patent Rights, as the case may be.  Samples for PK and ADA serum analysis will be stored for future use in BioXcel’s sample repository (with the expectation that Nektar will store, at its own expense, those samples that it expects to use in studies), provided, that if the Party holding the Samples determines that it no longer has a use for the Samples and the other Party determines that it does, then the Samples shall, subject to Applicable Law and the terms of the signed ICFs, be transferred to the other Party and may be used solely thereafter by the other Party.  If neither Party has any further use for the Samples, then the remaining Samples will be destroyed pursuant to the respective Party’s standard operating procedures for sample retention and destruction, subject to the terms of and permission(s) granted in the ICFs by the subjects contributing the Samples in the Combined Therapy Trials.  All Third Party Study Costs for collecting, testing and storing the Samples will be split between the Parties in accordance with Sections 7.1 and 7.2, except as otherwise noted in this Section 8.5.

ARTICLE 9

CONFIDENTIALITY

9.1       Nondisclosure of Confidential Information.

(a)      Prior to the Effective Date of this Agreement, BioXcel and Nektar entered into a certain Mutual Confidentiality Agreement dated July 27, 2016, as amended July 18, 2018 (“CDA”).  As it relates to disclosures involving BXCL701 and NKTR-214 only, the CDA is hereby terminated and replaced by the terms of this Agreement.  Any Confidential Information relating thereto previously disclosed by the Parties pursuant to the CDA shall now be Confidential Information for purposes of this Agreement and the Parties shall treat it as such in accordance with the terms hereof.  All written, visual, oral and electronic data, information, know-how or other proprietary information or materials, both technical and non-technical, disclosed by one Party (the “Disclosing Party”) to any other Party (the “Receiving Party”) pursuant to this Agreement that (a) if in tangible form, is labeled in writing as “proprietary” or “confidential” (or similar reference); or (b) if in oral or visual form, is identified as proprietary or confidential or for internal use only at the time of disclosure or within thirty (30) calendar days thereafter shall be “Confidential Information” of the Disclosing Party, and all Study Data and Collaboration Inventions shall be the Confidential Information of the Party owning such Study Data or Collaboration Invention (as provided in Section 8.2 with regard to Study Data and Section 6.1 with regard to Collaboration Inventions).  For purposes of this Agreement, regardless of which Party discloses such Confidential Information to the other, (i) all BioXcel Study Inventions, BioXcel Technology and BioXcel

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Regulatory Documentation shall be Confidential Information of BioXcel and Nektar shall be deemed the Receiving Party, (ii) all Nektar Study Inventions, Nektar Technology, and Nektar Regulatory Documentation shall be Confidential Information of Nektar and BioXcel shall be deemed the Receiving Party, and (iii) all Combined Therapy Inventions, Combined Therapy Study Data and Combined Therapy Trial Regulatory Documentation shall be Confidential Information of each Party.

(b)      Except to the extent expressly authorized in this Section 9.1 and Sections 9.2,  9.3 and 9.5 below, or as otherwise agreed in writing by the Parties, each Party agrees that, for the Term and for a period of [***] ([***]) years thereafter (or for any Confidential Information that is identified in writing at the time of disclosure as a trade secret related to each Party’s Compound, for as long as it is not part of the public domain), it shall (x) keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any Confidential Information owned by the Disclosing Party, (y) treat the Disclosing Party’s Confidential Information with the same degree of care the Receiving Party uses for its own confidential information but in no event with less than a reasonable degree of care; and (z) reproduce the Disclosing Party’s Confidential Information solely to the extent necessary to accomplish the Receiving Party’s obligations under this Agreement, with all such reproductions being considered the Disclosing Party’s Confidential Information.

(c)       Notwithstanding anything to the contrary in this Section 9.1, and subject to Section 8.3, the Receiving Party may disclose the Disclosing Party’s Confidential Information to its employees, consultants, agents or permitted sublicensees solely on a need-to-know basis for the purpose of fulfilling the Receiving Party’s obligations under this Agreement; provided, however, that (1) any such employees, consultants, agents or permitted sublicensees are bound by obligations of confidentiality at least as restrictive as those set forth in this Agreement, and (2) the Receiving Party remains liable for the compliance of such employees, consultants, agents or permitted sublicensees with such obligations.  Each Receiving Party acknowledges that in connection with its and its representatives examination of the Confidential Information of the Disclosing Party, the Receiving Party and its representatives may have access to material, non-public information, and that the Receiving Party is aware, and will advise its representatives who are informed as to the matters that are the subject of this Agreement, that State and Federal laws, including United States securities laws, impose restrictions on the dissemination of such information and trading in securities when in possession of such information.  Each Receiving Party agrees that it will not, and will advise its representatives who are informed as to the matters that are the subject of this Agreement to not, purchase or sell any security of the Disclosing Party on the basis of the Confidential Information to the extent such Confidential Information constitutes material non-public information about the Disclosing Party or such security.

9.2       Exceptions.   The obligations in Section 9.1 shall not apply with respect to any portion of Confidential Information that the Receiving Party can demonstrate by contemporaneous tangible records or other competent proof:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)      was already known to the Receiving Party (or its Affiliates), other than under an obligation of confidentiality, either (i) at the time of disclosure by the Disclosing Party, or (ii) if applicable, at the time that it was generated hereunder, whichever ((i) or (ii)) is earlier;

(b)      was generally available to the public or otherwise part of the public domain either (i) at the time of its disclosure to the Receiving Party, or (ii) if applicable, at the time that it was generated hereunder, whichever ((i) or (ii)) is earlier;

(c)       became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement;

(d)      was disclosed to the Receiving Party (or its Affiliates), other than under an obligation of confidentiality, by a Third Party who had no obligation to the Party owning or Controlling the information not to disclose such information to others; or

(e)       was independently discovered or developed by the Receiving Party (or its Affiliates) without the use of or reference to the Confidential Information belonging to the Disclosing Party.

9.3       Authorized Disclosure.   Notwithstanding any other provision of this Agreement, each Party may disclose Confidential Information solely owned by the other Party to the extent such disclosure is reasonably necessary in the following instances:

(a)      filing or prosecuting Patent Rights;

(b)      prosecuting or defending litigation;

(c)       complying with Applicable Law or the rules or regulations of any securities exchange on which such Party’s stock is listed;

(d)      disclosure, in connection with the performance of this Agreement, to Affiliates, permitted sublicensees, contractors, ethics committees and institutional review boards (collectively, “IRBs”), CROs, academic institutions, consultants, agents, investigators, and employees and contractors engaged by study sites and investigators involved with the Combined Therapy Trials, each of whom, subject to Section 2.6(d), prior to disclosure must be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 9;

(e)       disclosure that is deemed necessary by either Party to be disclosed to its respective Affiliates, agents, consultants or actual or prospective licensees (or other bona fide collaborators) in furtherance of the development, manufacture and/or commercialization of such Party’s Compound, on the condition that such Third Parties agree to be bound by confidentiality

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and non-use obligations that are substantially consistent with the confidentiality and non-use provisions contained in this Agreement;

(f)       disclosure to its attorneys, accountants, auditors and other advisors on a need to know basis provided such individuals or Entities are bound to confidentiality and nondisclosure requirements by professional rules of conduct or nondisclosure agreements, and to actual or prospective acquirers, lenders, financers, or investors as may be necessary to comply with the terms, or in connection with their evaluation, of such potential or actual acquisition, loan, financing, or investment; on the condition that such acquires, lenders, financers, or investors agree to be bound by confidentiality and non-use obligations that are substantially consistent with the confidentiality and non-use provisions contained in this Agreement;

(g)      disclosure of the Combined Therapy Study Data, Combined Therapy Trial Inventions and Combined Therapy Patent Rights to Regulatory Authorities in connection with the development of the Combined Therapy, the BioXcel Compound or the Nektar Compound; and

(h)      disclosure of relevant safety information contained within the Combined Therapy Study Data to investigators, IRBs/or ethics committees and Regulatory Authorities that are involved in other clinical trials of the BioXcel Compound with respect to BioXcel, and the Nektar Compound with respect to Nektar, and (in the event of a Material Safety Issue) to Third Parties that are collaborating with BioXcel or Nektar, respectively in the conduct of such other clinical trials of the BioXcel Compound or the Nektar Compound, in each case solely to the extent necessary for the conduct of such clinical trials and/or to comply with Applicable Law and regulatory requirements.

Notwithstanding the foregoing, if a Party is required or otherwise intends to make a disclosure of the Disclosing Party’s Confidential Information pursuant to Section 9.3(b) and/or Section 9.3(c), it shall give advance notice to the Disclosing Party of such impending disclosure and endeavor in good faith to secure confidential treatment of such Confidential Information and/or reasonably assist the Party that owns such Confidential Information in seeking a protective order or other confidential treatment.

9.4       Disclosure to BMS.   Notwithstanding anything in this Agreement to the contrary, Nektar shall have the right, subject to the confidentiality provisions of the SCA governing disclosure of Nektar Confidential Information to BMS, to disclose to BMS any Trial Overview, Protocol, budget, Combined Therapy Study Data and all information disclosed to Nektar by BioXcel pursuant to Article 2 and Article 5 for any Combined Therapy Trial, provided that Nektar shall not disclose any confidential information of the CPI Compound supplier in connection therewith, including any data, results or information relating solely to the CPI Compound or any pharmacokinetic information relating to the CPI Compound (to be clear, nothing in the foregoing proviso shall prohibit Nektar from disclosing the Combined Therapy Study Data to BMS on the terms provided herein); and provided further,  that Nektar remains liable to BioXcel for any breach by BMS of such confidentiality provisions.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.5       Press Releases and Publications.

(a)      The Parties shall jointly agree to the content and timing of all external communications with respect to this Agreement (including an initial press release, the content of which shall be as attached hereto as Exhibit B, subsequent press releases, Q&As, and the content and wording of any listing any Combined Therapy Trial required to be listed on a public database or other public registry such as www.clinicaltrials.gov).  For clarity, if either Party terminates this Agreement pursuant to Section 12.4, the Parties shall mutually agree upon any external communication related to such termination, which shall not include the rationale for such termination unless (and to the extent) mutually agreed by the Parties.  Notwithstanding any provision of this Agreement to the contrary, each Party shall be permitted to publicly disclose information that such Party determines in good faith is necessary to be disclosed to comply with Applicable Law or the rules or regulations of any securities exchange on which such Party’s stock may be listed, or pursuant to an order of a court or governmental entity.

(b)      BioXcel and Nektar agree to collaborate to publicly disclose, publish or present (1) top-line results from each Combined Therapy Trial, limited if possible to avoid jeopardizing the future publication of the Study Data at a scientific conference or in a scientific journal, solely for the purpose of disclosing, as soon as reasonably practicable, the safety or efficacy results and conclusions that are material to either Party under applicable securities laws, and (2) the conclusions and outcomes (the “Results”) of each Combined Therapy Trial at a scientific conference as soon as reasonably practicable following the completion of such Combined Therapy Trial, subject in the case of (2) to the following terms and conditions.  The Party proposing to disclose, publish or present the Results shall deliver to the other Party a copy of (i) any abstract or press release at least [***] ([***]) Business Days before submission to a Third Party and (ii) any proposed slide presentation, publication, poster presentation or any other disclosure, publication or presentation at least [***] ([***]) Business Days before submission to a Third Party.  The reviewing Party shall determine whether any of its Confidential Information that may be contained in such disclosure, publication or presentation should be modified or deleted, whether to file a patent application on any BioXcel Study Invention (solely with respect to BioXcel) or Nektar Study Invention (solely with respect to Nektar) or Combined Therapy Trial Invention disclosed therein.  If practicable, the disclosure, publication or presentation shall be delayed for an additional [***] ([***]) Business Days if the reviewing Party reasonably requests such extension to allow time for the preparation and filing of relevant patent applications.  If the reviewing Party reasonably requests modifications to the disclosure, publication or presentation to prevent the disclosure of a material trade secret or proprietary business information, the publishing Party shall edit such publication to prevent the disclosure of such information prior to submission of the disclosure, publication or presentation.  In the event of a disagreement as to content, timing and/or venue or forum for any disclosure, publication or presentation of the Results, such dispute (a “Publication Dispute”) shall be referred to the Executive Officers (or their respective designees); provided that, in the absence of agreement after such good faith discussions, and upon expiration of the additional [***] ([***]) Business Days (to the extent provided pursuant to the above), (A) academic collaborators engaged by BioXcel in connection with the performance of the Combined Therapy Trials may publish

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Combined Therapy Study Data obtained by such academic collaborator solely to the extent that such ability to publish such Combined Therapy Study Data is set forth in an agreement between BioXcel and such academic collaborator relating to the conduct of Combined Therapy Trials and (B) the publishing Party may proceed with the disclosure, publication or presentation provided that such disclosure, publication or presentation is consistent with its internal publication guidelines and customary industry practices for the publication of similar data.  Authorship of any publication shall be determined based on the accepted standards used in peer-reviewed academic journals at the time of the proposed disclosure, publication or presentation.  The Parties agree that they shall make reasonable efforts to prevent publication of a press release that could jeopardize the future publication of Study Data at a scientific conference or in a scientific journal but in no way will this or any other provision of this Agreement supersede the requirements of any Applicable Law or the rules or regulations of any securities exchange or listing entity on which a Party’s stock is listed (including any such rule or regulation that may require a Party to make public disclosures about interim or ongoing results of a Combined Therapy Trial).  Notwithstanding the foregoing, BioXcel hereby authorizes disclosure to BMS in accordance with Section 9.4 above.  Notwithstanding the foregoing, nothing herein shall prevent or restrict BMS from making any disclosures of published Study Data disclosed to it by Nektar pursuant to Section  9.4 or of the existence of this Agreement, in each case in order for BMS to comply with requirements of Applicable Law, the rules or regulations of any securities exchange or listing entity on which its stock may be traded or pursuant to an order of a court or governmental entity to publicly disclose the existence of the Agreement and the Study Data.

9.6       Destruction of Confidential Information.   Upon expiration or termination of the Agreement, the Receiving Party shall, upon request by the Disclosing Party, immediately destroy or return all of the Disclosing Party’s Confidential Information relating solely to its Compound as monotherapy (but not to the Combined Therapy or the Combined Therapy Study Data) in its possession; provided, however, that the Receiving Party shall be entitled to retain one (1) copy of Confidential Information solely for record-keeping purposes and shall not be required to destroy any off-site computer files created during automatic system back up which are subsequently stored securely by the Receiving Party.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1     Authority and Binding Agreement.   BioXcel and Nektar each represents and warrants to the other that (a) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; and (c) the Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms subject to bankruptcy, insolvency, reorganization, arrangement, winding-up, moratorium, and similar laws of general application affecting the enforcement of creditors’ rights generally, and subject to general equitable principles,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

including the fact that the availability of equitable remedies, such as injunctive relief or specific performance, is in the discretion of the court.

10.2     No Conflicts.   BioXcel and Nektar each represents and warrants that, to the best of its knowledge as of the Effective Date, it has not entered, and shall not enter, into any agreement with any Third Party that is in conflict with the rights granted to the other Party under this Agreement, and has not taken any action that would in any way prevent it from granting the rights granted to the other Party under this Agreement, or that would otherwise materially conflict with or materially adversely affect the rights granted to the other Party under this Agreement.

10.3     Litigation.   BioXcel and Nektar each represents and warrants that, to the best of its knowledge as of the Effective Date, it is not aware of any pending or threatened litigation (and has not received any communication) that alleges that its activities related to this Agreement have violated, or that by conducting the activities as contemplated in this Agreement it would violate, any of the intellectual property rights of any other Person (after giving effect to the license grants in this Agreement).

10.4     No Adverse Proceedings.   Except as otherwise notified to the other Party, there is not pending or, to the knowledge of such Party as of the Effective Date, threatened, against such Party, any claim, suit, action or governmental proceeding that would, if adversely determined, materially impair the ability of such Party to perform its obligations under this Agreement.

10.5     Consents.   BioXcel and Nektar each represents and warrants that, to the best of its knowledge, all necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons (i) required to be obtained by such Party in connection with the execution and delivery of this Agreement have been obtained (or will have been obtained prior to such execution and delivery) and (ii) required to be obtained by such Party in connection with the performance of its obligations under this Agreement have been obtained or will be obtained prior to such performance.

10.6     No Debarment.   Each Party hereby certifies to the other that it has not used, and will not use the services of any person disqualified, debarred, banned, subject to debarment or convicted of a crime for which a person could be debarred by the FDA under 21 U.S.C. 335a, as amended (or subject to a similar sanction of any other Regulatory Authority), in any capacity in connection with any of the services or work provided under any Combined Therapy Trial and that this certification may be relied upon in any applications to the FDA or any other Regulatory Authority.  It is understood and agreed that this certification imposes a continuing obligation upon each Party to notify the other promptly of any change in the truth of this certification.  Upon request by a Party, the other Party agrees to provide a list of persons used to perform the services or work provided under any activities conducted for or on behalf of such Party or any of its Affiliates pursuant to this Agreement who, within the five years preceding the Effective Date, or subsequent to the Effective Date, were or are convicted of one of the criminal offenses required by 21 U.S.C. 335a, as amended, to be listed in any application for approval of an abbreviated application for drug approval.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.7     Compliance with Applicable Law.   BioXcel and Nektar each represents and warrants that it shall comply with all Applicable Laws of the country or other jurisdiction, or any court or agency thereof, applicable to the performance of its activities hereunder or any obligation or transaction hereunder, including those pertaining to the production and handling of drug products and reporting of information, such as those set forth by the Regulatory Agencies, as applicable, and the applicable terms of this Agreement, in the performance of its obligations hereunder.

10.8     Affiliates.   BioXcel and Nektar each represents and warrants that, to the extent the intellectual property, Regulatory Documentation or Technology licensed by it hereunder are Controlled by its Affiliates or a Third Party, it has the right to use, and has the right to grant (sub)licenses to the other Party to use, such intellectual property, Regulatory Documentation or Technology in accordance with the terms of this Agreement and subject to any restrictions expressly disclosed in writing to the other Party.

10.9     Ethical Business Practices.   BioXcel and Nektar each represents and warrants that neither it nor its Affiliates will make any payment, either directly or indirectly, of money or other assets, including the compensation such Party derives from this Agreement (collectively a “Payment”), to government or political party officials, officials of International Public Organizations, candidates for public office, or representatives of other businesses or Persons acting on behalf of any of the foregoing (collectively “Officials”) where such Payment would constitute violation of any law, including the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq. In addition, regardless of legality, neither it nor its Affiliates will make any Payment either directly or indirectly to Officials if such Payment is for the purpose of improperly influencing decisions or actions with respect to the subject matter of this Agreement.  All activities will be conducted in compliance with the U.S. False Claims Act and the U.S. Anti-Kickback Statute.

10.10   Single Agent Compound Safety Issues.   Each Party represents and warrants that, to the best of its knowledge, it is not aware of any material safety or toxicity issue with respect to its Single Agent Compound that are not reflected in the investigator’s brochure for its Single Agent Compound existing as of the Effective Date.

10.11   Accounting.    Each Party represents and warrants that all transactions under the Agreement shall be properly and accurately recorded in all material respects on its books and records and that each document upon which entries in such books and records are based is complete and accurate in all material respects.

10.12   DISCLAIMER OF WARRANTY.   THE EXPRESS REPRESENTATIONS AND WARRANTIES STATED IN THIS ARTICLE 10 ARE IN LIEU OF, AND THE PARTIES DO HEREBY DISCLAIM, ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, AND NON-INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 11

INDEMNIFICATION

11.1     Nektar Indemnification.   Nektar hereby agrees to defend, hold harmless and indemnify (collectively, “Indemnify”) BioXcel, its Affiliates, and its and their agents, directors, officers, and employees (the “BioXcel Indemnitees”) from and against any and all liabilities, expenses and/or losses, including reasonable cost of investigations, experts, legal expenses and attorneys’ fees (collectively “Losses”) resulting from Third Party suits, claims, actions and demands (each, a “Third Party Claim”) to the extent that they arise or result from (a) the gross negligence or intentional misconduct of Nektar, any Nektar Indemnitee or any (sub)licensee of Nektar conducting activities on behalf of Nektar under this Agreement or pursuant to a (sub)license granted by Nektar; (b) any breach by Nektar of any representation, warranty or covenant set forth in Article 10, or any material breach by Nektar of any provision of this Agreement; (c) any injury to a subject in a Combined Therapy Trial caused solely by the development, use or manufacture of the Nektar Compound; (d) any injury to a subject in a Combined Therapy Trial where it ultimately cannot be or is not determined if such injury is the direct result of the Nektar Compound on the one hand or the BioXcel Compound on the other hand, provided that, in the case of this clause (d), Nektar shall only Indemnify the BioXcel Indemnitees for [***] percent ([***]%) of any such Loss; or (e) the use by Nektar, its Affiliates, contractors or (sub)licensees of Combined Therapy Study Data, Nektar Study Data, Nektar Study Inventions, Nektar Study Patent Rights, Combined Therapy Trial Inventions and Combined Therapy Patent Rights outside the scope of this Agreement (other than with respect to Third Party Claims that are covered under Section  6.4)); but excluding, in each case with respect to clauses (a) through (c), or (e), any such Losses to the extent BioXcel is obligated to Indemnify the Nektar Indemnitees pursuant to Section  11.2.

11.2     BioXcel Indemnification.   BioXcel hereby agrees to Indemnify Nektar, its Affiliates, and its and their agents, directors, officers, and employees (the “Nektar Indemnitees”) from and against any and all Losses resulting from Third Party Claims to the extent that they arise or result from (a) the gross negligence or intentional misconduct of BioXcel or any BioXcel Indemnitee or any (sub) licensee of BioXcel conducting activities on behalf of BioXcel under this Agreement or pursuant to a (sub)license granted by BioXcel; (b) any breach by BioXcel of any representation, warranty or covenant set forth in Article 10, or any material breach by BioXcel of any provision of this Agreement; (c) any injury to a subject in a Combined Therapy Trial caused solely by the development, use or manufacture of the BioXcel Compound; (d) any injury to a subject in a Combined Therapy Trial where it ultimately cannot be or is not determined if such injury is the direct result of the BioXcel Compound on the one hand or the Nektar Compound on the other hand; provided that, in the case of this clause (d), BioXcel shall only Indemnify the Nektar Indemnitees for [***] percent ([***]%) of any such Loss; or (e) the use by BioXcel, its Affiliates, contractors or (sub)licensees of Combined Therapy Study Data, BioXcel Study Data, BioXcel Study Inventions, BioXcel Study Patent Rights, Combined Therapy Trial Inventions and Combined Therapy Patent Rights outside the scope of this Agreement (other than with respect to Third Party Claims that are covered under Section 6.4)), but excluding, in each case with respect

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

to clauses (a) through (c), or (e), any such Losses to the extent Nektar is obligated to Indemnify the BioXcel Indemnitees pursuant to Section 11.1.

11.3     Indemnification Procedure.   Each Party’s agreement to Indemnify the other Party is conditioned on the performance of the following by the Party seeking indemnification:  (a) providing written notice to the Indemnifying Party of any Loss of the types set forth in Section 11.1 and 11.2 within ninety (90) calendar days after the Party seeking indemnification has knowledge of such Third Party Claim; provided that, any delay in complying with the requirements of this clause (a) will only limit the Indemnifying Party’s obligation to the extent of the prejudice caused to the Indemnifying Party by such delay; (b) permitting the Indemnifying Party to assume full responsibility (but without any reservation of rights or recovery against the Indemnified Party) to investigate, prepare for and defend against any such Loss; (c) providing reasonable assistance to the Indemnifying Party, at the Indemnifying Party’s expense, in the investigation of, preparation for and defense of any Loss; and (d) not compromising or settling such Loss without the Indemnifying Party’s written consent, such consent not to be unreasonably withheld or delayed.

11.4     Separate Defense of Claims.   In the event that the Parties cannot agree as to the application of Sections 11.1,  11.2 and/or 11.3 to any particular Loss, the Parties may conduct separate defenses of such Loss.  Each Party further reserves the right to claim indemnity from the other in accordance with Sections 11.1,  11.2 and/or 11.3 upon resolution of the underlying claim, notwithstanding clause (b) of Section 11.3.

11.5     Insurance.   Each Party shall maintain commercially reasonable levels of insurance or other adequate and commercially reasonable forms of protection or self-insurance to satisfy its indemnification obligations under this Agreement.  Each Party shall provide the other Party with written notice at least thirty (30) calendar days prior to the cancellation, non-renewal or material change in such insurance or self-insurance that would materially adversely affect the rights of the other Party hereunder.  The maintenance of any insurance shall not constitute any limit or restriction on damages available to a Party under this Agreement.

11.6     LIMITATION OF LIABILITY.

(a)      NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT AND/OR SUCH PARTY’S PERFORMANCE HEREUNDER, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE CAUSE OF ACTION (WHETHER IN CONTRACT, TORT, BREACH OF WARRANTY OR OTHERWISE).  NOTHING IN THIS SECTION 11.6(a) IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF A PARTY UNDER SECTIONS 11.1 OR 11.2, OR DAMAGES AVAILABLE FOR BREACHES OF PAYMENT OBLIGATIONS IN SECTIONS 7.1 OR 7.2, CONFIDENTIALITY OBLIGATIONS IN ARTICLE 9 OR FOR A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)      EACH PARTY’S MAXIMUM, CUMULATIVE LIABILITY ARISING OUT OF OR RELATING TO A GIVEN COMBINED THERAPY TRIAL PERFORMED PURSUANT TO THIS AGREEMENT AND/OR SUCH PARTY’S PERFORMANCE RELATING THERETO, REGARDLESS OF THE CAUSE OF ACTION (WHETHER IN CONTRACT, TORT, BREACH OF WARRANTY, INDEMNITY OR OTHERWISE), WILL NOT EXCEED IN THE AGGREGATE FOR ALL CLAIMS RELATING TO SUCH COMBINED THERAPY TRIAL THE SUM OF TWO MILLION UNITED STATES DOLLARS (US$2,000,000.00) PROVIDED, HOWEVER, THAT NOTHING IN THIS SECTION 11.6(b) IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF A PARTY UNDER SECTIONS 11.1 OR 11.2, OR ANY DAMAGES AVAILABLE FOR BREACHES OF PAYMENT OBLIGATIONS IN SECTIONS 7.1 OR 7.2, CONFIDENTIALITY OBLIGATIONS IN ARTICLE 9 OR FOR A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

ARTICLE 12

TERM AND TERMINATION

12.1     Term.   This Agreement shall be effective as of the Effective Date and, unless earlier terminated pursuant to Sections 12.2,  12.3 or 12.4 or any other termination right expressly stated in this Agreement, shall continue in effect until completion by all centers or institutions participating in the Combined Therapy Trials, the delivery of all Study Data, including all completed case report forms, all final analyses and all final clinical study reports contemplated by the Combined Therapy Trials, to both Parties, and the completion of any then agreed upon Protocol, Statistical Analysis and Bioanalysis Plan (the “Term”); provided that if termination language in Sections  2.1(e) applies, then the Term shall expire.

12.2     Termination for Material Breach.

(a)      Notice and Cure Period.   If a Party (the “Breaching Party”) is in material breach, the other Party (the “Non-Breaching Party”) shall have the right to give the Breaching Party notice specifying the nature of such material breach.  The Breaching Party shall have a period of [***] ([***]) calendar days after receipt of such notice to cure such material breach (the “Cure Period”) in a manner reasonably acceptable to the Non-Breaching Party.  For the avoidance of doubt, this provision is not intended to restrict in any way either Party’s right to notify the other Party of any other breach or to demand the cure of any other breach.

(b)      Termination Right.   The Non-Breaching Party shall have the right to terminate this Agreement, upon written notice, in the event that the Breaching Party has not cured such material breach within the Cure Period, provided, however, that if such breach is capable of cure but cannot reasonably be cured within the Cure Period, and the Breaching Party notifies the non-Breaching Party of its intent to cure such material breach, commences actions to cure such material breach within the Cure Period and thereafter diligently continues such actions, the Breaching Party shall have an additional [***] ([***]) calendar days to cure such breach.  If a Party contests such termination pursuant to the dispute resolution procedures under Section 13.3, such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

termination shall not be effective until a conclusion of the dispute resolution procedures in Section 13.3, as applicable, resulting in a determination that there has been a material breach that was not cured within the Cure Period (or, if earlier, abandonment of the dispute by such Party).

12.3     Termination for Bankruptcy.   Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of such other Party or of such other Party’s assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed or stayed within [***] ([***]) calendar days after the filing thereof, or if the other Party will propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors.

12.4     Termination due to Material Safety Issue; Clinical Hold.

(a)      Either Party shall have the right to terminate this Agreement immediately upon written notice if it reasonably deems it necessary to protect the safety, health or welfare of subjects enrolled in any Combined Therapy Trial due to the existence of a Material Safety Issue.  In the event of a termination due to a Material Safety Issue, prior to the terminating Party providing written notice, each Party’s safety committee shall, to the extent practicable, meet and discuss in good faith the safety concerns raised by the terminating Party and consider in good faith the input, questions and advice of the non-terminating Party, but should any dispute arise in such discussion, the dispute resolution processes set forth in Sections 2.8 or 13.3 shall not apply to such dispute and the terminating Party shall have the right to issue such notice and such termination shall take effect without the Parties first following the procedures set forth in Sections  2.8 or 13.3.

(b)      If a Clinical Hold with respect to the Nektar Compound, CPI Compound or the BioXcel Compound should arise at any time after the Effective Date, the Parties will meet and discuss the basis for the Clinical Hold, how long the Clinical Hold is expected to last, and how they might address the issue that caused the Clinical Hold.  If, after ninety (90) calendar days of discussions following the Clinical Hold, either Party reasonably concludes that the issue is not solvable or that unacceptable and material additional costs/delays have been and/or will continue to be incurred in the conduct of the Combined Therapy Trial, then such Party may immediately terminate this Agreement.

12.5     Termination by Nektar for Breach of SCA.  In the event that Nektar receives a notice from BMS that any action taken or that the taking of any action under this Agreement by either Nektar of BioXcel has caused or will cause Nektar to be in breach of the SCA, and such breach cannot be cured in accordance with the terms of the SCA, Nektar shall have the right to terminate this Agreement on at least [***] ([***]) days prior written notice to BioXcel.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.6       Termination by Nektar related to BioXcel Diligence Failure.  Nektar shall have the right to terminate this Agreement on at least [***] ([***]) days prior written notice to BioXcel in the event that BioXcel fails to achieve any of the Diligence Targets for the Initial Trial within [***] ([***]) days of the target date set forth in Section 2.6(a), provided, that (a) Nektar’s notice of termination under this Section shall specifically cite the Diligence Target or Diligence Targets that BioXcel failed to achieve, (b) prior to Nektar terminating pursuant to this Section, the JDC shall meet and discuss the reason for such failure, and if the reason was other than due to BioXcel’s breach or negligence, the JDC shall extend the time period(s) for achieving such Diligence Target(s) for the period of time caused by such circumstance that was not due BioXcel’s breach or negligence,  and (c) Nektar’s right to terminate this Agreement pursuant to this Section 12.6 shall not be available to Nektar in the event that BioXcel’s failure to meet a Diligence Target cited in the Nektar notice of termination was due in whole or in part to (i)  the failure of Nektar to perform an obligation of Nektar set forth in this Agreement or Nektar’s breach or misconduct; or (ii) the failure of the Parties to agree on terms for obtaining a CPI Compound.

12.7     Termination by Either Party if no CPI Compound Agreed.  Either Party shall have the right to terminate this Agreement on at least [***] ([***]) days notice to the other Party in the event the Parties have not agreed in writing on the terms for obtaining a CPI Compound by November 30, 2018, or such later date as may be mutually agreed by the Parties in writing.

12.8     Effect of Termination. Upon expiration or termination of this Agreement, (a) the licenses granted to each Party to conduct a Combined Therapy Trial in Sections 3.1 and 3.2 shall terminate, and (b) the Parties shall use reasonable efforts to wind down activities under this Agreement in a medically reasonable manner and avoid incurring any additional expenditures or non-cancellable obligations; provided that, if sufficient quantities of the Nektar Compound and the CPI Compound are available, (i) in the case of termination pursuant to Section 12.4, BioXcel may continue to dose subjects enrolled in any then ongoing Combined Therapy Trial through completion of the applicable Protocol if dosing is required by the applicable Regulatory Authority(ies) and/or Applicable Law(s); and (ii) in the case of termination by Nektar pursuant to Section 12.5, BioXcel may continue to dose subjects enrolled prior to receipt of the termination notice from Nektar in any then ongoing Combined Therapy Trial through completion of the applicable Protocol.  Any such wind-down activities will include the return to Nektar, or destruction, of all Nektar Compound provided to BioXcel and not consumed in the Combined Therapy Trials.  If applicable, upon termination of this Agreement, the Parties shall remain responsible pursuant to the terms of this Agreement for any expenses incurred prior to such termination and that are associated with terminating any ongoing clinical trial work and/or result from such ongoing activities under this Agreement solely to the extent such activities are deemed necessary by BioXcel (after discussion at a meeting of the JDC) based on reasonable medical judgment to protect the health of subjects participating in any Combined Therapy Trial.

12.9     Survival.   The following Articles and Sections of this Agreement and all definitions relating thereto shall survive any expiration or termination of this Agreement for any reason:  Section 2.1(b)(i), Section 2.1(b)(ii) (first sentence), Section 2.2 (“Safety Reporting”),

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 5.1(a)(viii), Section  5.1(b)(iii), Article 6 (“Intellectual Property”), Section 7.1 (“Combined Therapy Trial Expenses”), Section 7.2 (“Invoicing; Payment”), Section 8.1 (“Records”), Section 8.2 (“Ownership of Study Data”), Section 8.3 (“Use of Study Data”), Section 8.4 (“Access to Study Data”), Section 8.5 (“Samples”), Article 9 (“Confidentiality”); Article 10 (“Representations and Warranties”), Article 11 (“Indemnification”), Section 12.8 (“Effect of Termination”), Section 12.9 (“Survival”), Section 13.1 (“Entire Agreement”), Section 13.2 (“Governing Law”), Section 13.3 (“Dispute Resolution”), Section 13.4 (“Injunctive Relief”), Section 13.6 (“Notices”), Section 13.7 (“No Waiver; Modifications”), Section 13.8 (“No Strict Construction”), Section 13.9 (“Independent Contractor”), Section 13.10 (“Assignment; Licensees”), Section 13.11 (“Headings”), Section 13.13 (“Severability”), Section 13.14 (“Further Assurance”), Section 13.15 (“No Benefit to Third Parties”) and Section 13.16 (“Construction”).

ARTICLE 13

MISCELLANEOUS

13.1     Entire Agreement.   The Parties acknowledge that this Agreement shall govern all activities of the Parties with respect to the Combined Therapy Trials from the Effective Date forward.  This Agreement, including the Exhibits hereto and together with the Protocol, Quality Agreement, Statistical Analysis Plan, and Supply Agreement, sets forth the complete, final and exclusive agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements and understandings between the Parties with respect to such subject matter.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to such subject matter other than as are set forth in this Agreement.  All Exhibits attached hereto are incorporated herein as part of this Agreement.

13.2     Governing Law.   This Agreement and all claims relating to or arising out of this Agreement or the breach thereof shall be governed and construed in accordance with the internal laws of the State of New York, USA, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

13.3     Dispute Resolution.

(a)      In the event of any dispute, controversy or claim arising out of, relating to or in connection with any provision of this Agreement (each a “Dispute”), other than a JDC Dispute or a Publication Dispute or a dispute as to whether a Material Safety Issue exists, the Parties shall refer such Dispute promptly to the Alliance Managers for resolution.  If the Alliance Managers are unable to resolve such Dispute within ten (10) calendar days after a matter has been presented to them, then upon the request of either Party by written notice, the Parties shall refer such Dispute to the Executive Officers.  This Agreement shall remain in effect during the pendency of any such dispute.  In the event that no resolution is made by them in good faith negotiations within ten (10) calendar days after such referral to them, such unresolved Dispute shall be referred to the Chief Executive Officer of BioXcel or his or her designee and the Chief Scientific Officer of Nektar or his or her designee for attempted resolution by good faith negotiations within fifteen (15) calendar

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

days after such referral is made.  In the event such officers are unable to resolve such Dispute within such fifteen (15) calendar day period then, if such Dispute constitutes an Arbitration Matter, such Dispute shall be resolved through arbitration in accordance with Section 13.3(b);  provided, however, that with respect to any such Dispute that relates to a matter described in Section 13.4, either Party shall have the right to seek an injunction or other equitable relief without waiting for the expiration of such fifteen (15) calendar day negotiation period, and with respect to any JDC Dispute or Publication Dispute, the specific dispute resolution processes contained in Sections 2.8 or 9.5(b), as applicable, will apply.

(b)      If a Dispute that constitutes an Arbitration Matter remains unresolved after escalation to the senior executives as described above, either Party may refer the matter to arbitration as described herein, the results of which shall be binding upon the Parties.  Any arbitration under this Agreement shall be conducted under the auspices of the American Arbitration Association (“AAA”) by a panel of three (3) arbitrators pursuant to that organization’s Commercial Arbitration Rules then in effect; provided, however, that the Parties hereby agree that the time schedule for the appointment of arbitrators and the time schedule for submission of the statement of defense shall follow the American Arbitration Association Arbitration Rules.  The fees and expenses of the arbitrators shall be borne in equal shares by the Parties.  Each Party shall bear the fees and expenses of its legal representation in the arbitration.  The arbitral tribunal shall not reallocate either the fees and expenses of the arbitrators or of the Parties’ legal representation.  The arbitration shall be held in New York, New York, USA, which shall be the seat of the arbitration.  The language of the arbitration shall be English.   Notwithstanding anything to the contrary in this Agreement, each Party shall be entitled to recover its attorneys’ fees and arbitration fees and expenses to the extent it is successful in bringing an action to enforce its rights to indemnification under this Agreement against the other Party.

13.4     Injunctive Relief.   Notwithstanding anything herein to the contrary, a Party may seek an injunction or other injunctive relief from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss or damage on a provisional basis.  For the avoidance of doubt, if either Party (a) discloses Confidential Information of the other Party other than as permitted under Article 9, (b) uses (in the case of BioXcel) the Nektar Compound or Nektar Technology or (in the case of Nektar) the BioXcel Compound or BioXcel Technology in any manner other than as expressly permitted under this Agreement or (c) otherwise is in material breach of this Agreement and such material breach could cause immediate harm to the value of the BioXcel Compound (by Nektar) or the Nektar Compound (by BioXcel), the other Party shall have the right to seek an injunction or other equitable relief precluding the other Party from continuing its activities related to the applicable activity without waiting for the conclusion of the dispute resolution procedures under Section 13.3.

13.5     Force Majeure.   The Parties shall be excused from the performance of their obligations under this Agreement (other than the payment of monies owed to the other Party) to the extent that such performance is prevented by force majeure and the non-performing Party promptly provides notice of the prevention to the other Party.  Such excuse shall be continued so

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Agreement, force majeure shall mean acts of God, strikes or other concerted acts of workers (except for strikes or other concerted acts of a Party’s respective workers), civil disturbances, fires, earthquakes, acts of terrorism, floods, explosions, riots, war, rebellion, sabotage or failure or default of public utilities or common carriers or similar conditions beyond the control of the Parties.

13.6     Notices.   Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if such notice is timely and is:(a) mailed by first class certified or registered mail, postage prepaid, return receipt requested, (b) sent by express delivery service, or (c) personally delivered.  Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

For BioXcel:	BioXcel Therapeutics 555 Long Wharf Drive 5th Floor New Haven, CT 06405 Attention: Vimal Mehta, Ph.D.

With a copy to:	BioXcel Therapeutics 555 Long Wharf Drive 5th Floor New Haven, CT 06405 Attention: General Counsel

For Nektar:	Nektar Therapeutics 455 Mission Bay Boulevard South San Francisco, CA 94158 Attention: Chief Medical Officer

With a copy to:	Nektar Therapeutics 455 Mission Bay Boulevard South San Francisco, CA 94158 Attention: General Counsel

Any such communication shall be deemed to have been received when delivered.  It is understood and agreed that this Section 13.6 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.7     No Waiver; Modifications.   It is agreed that no waiver by a Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.  The failure of either Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of any such obligation.  No amendment, modification, release or discharge to this Agreement, the Quality Agreement or any material amendment, modification, release or discharge to a Bioanalysis Plan, a Statistical Analysis Plan, or a CRO Agreement (to the extent provided in Section 2.4(o)) shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

13.8     No Strict Construction.   This Agreement has been prepared jointly and shall not be strictly construed against either Party.  No presumption as to construction of this Agreement shall apply against either Party with respect to any ambiguity in the wording of any provision(s) of this Agreement irrespective of which Party may be deemed to have authored the ambiguous provision(s).

13.9     Independent Contractor; No BioXcel Third Party Beneficiary Rights.   The Parties are independent contractors of each other, and the relationship between the Parties shall not constitute a partnership, joint venture or agency.  Neither Party shall be the agent of the other or have any authority to act for, or on behalf of, the other Party in any matter. BioXcel shall not be a third party beneficiary under any agreement between Nektar and BMS, including without limitation the SCA.

13.10   Assignment; Licensees.

(a)      Assignment.   Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that a Party may make such an assignment without the other Party’s consent, provided that such Party provide written notice of such assignment to the other Party within thirty (30) calendar days of such assignment, (a) to an Affiliate, (b) to a Third Party that merges with, consolidates with or acquires substantially all of the assets or voting control of the assigning Party or (c) to a Third Party that acquires all the rights to the BioXcel Compound, in the case of BioXcel, or the Nektar Compound, in the case of Nektar. Any assignment or attempted assignment by any Party in violation of the terms of this Section 13.10 shall be null and void and of no legal effect.

(b)      Licensees.   If a Party grants its or the other Party’s Affiliate or a Third Party a license (other than a license solely to make a Product for a Party) to develop and commercialize its Single Agent Compound on a worldwide basis or in any geographic region and/or for all purposes or a limited field, (a “Licensee”), such Party will obtain the Licensee’s agreement to abide by the terms of this Agreement in the same manner as the licensor Party.

13.11   Headings.   The captions to the several Sections and Articles hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.12   Counterparts.   This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.  This Agreement may be executed by facsimile or electronic (e.g., .pdf) signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

13.13   Severability.    If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of a Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

13.14   Further Assurance.   Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in order to perfect any license, assignment or other transfer or any properties or rights under, or pursuant, to this Agreement.

13.15   No Benefit to Third Parties.   The representations, warranties and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other parties.

13.16   Construction.

(a)      General.   Except as otherwise explicitly specified to the contrary, (a) references to a Section, Article or Exhibit means a Section or Article of, or Exhibit to, this Agreement and all subsections thereof, unless another agreement is specified; (b) references to a particular statute or regulation include all rules and regulations promulgated thereunder and any successor statute, rules or regulations then in effect, in each case including the then-current amendments thereto; (c) words in the singular or plural form include the plural and singular form, respectively; (d) the terms “including,” “include(s),” “such as,” and “for example” used in this Agreement mean including the generality of any description preceding such term and will be deemed to be followed by “without limitation”; and (e) the words “hereof,” “herein,” “hereunder,” “hereby” and derivative or similar words refer to this Agreement.  No presumption as to construction of this Agreement shall apply against either Party with respect to any ambiguity in the wording of any provision(s) of this Agreement irrespective of which Party may be deemed to have authored the ambiguous provision(s).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)      No Response.   Where a provision of this Agreement provides for a Party to respond within a designated period following written notice from the other Party (e.g., Sections 5.1(a)(vi) and 5.1(b)(iv)), and if such Party fails to respond within the designated period, then the failure to respond shall create or imply:  (i) that the non-responding Party agrees with the proposed action to be taken by the other Party, or (ii) consent that an action proposed to be taken may be taken, except if such consent expressly conflicts with the terms of this Agreement.

[  Signature page follows ]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

BioXcel Therapeutics		Nektar Therapeutics

By:		By:

Name:	Vimal Mehta, Ph.D	Name:	Howard Robin

Title:	CEO	Title:	President and CEO

By:

		Name:	Gil M. Labrucherie

		Title:	Senior Vice President and CFO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Index of Exhibits and Schedules

Attached:

Exhibit A : Initial Trial Overview
Exhibit B : Press Release
Exhibit C : BioXcel CRO and Sites
Exhibit D : Nektar Compound
Exhibit E : BioXcel Compound

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

INITIAL TRIAL OVERVIEW

►        Open-label, single arm 36 patient Phase 1/2 study conducted at a single center to determine the safety and ORR of BXCL-701 administered orally in combination with NKTR-214 and a checkpoint inhibitor (TBD). The study will also assess other efficacy parameters, such as PFS, OS and DOR.

►        Lead-in Stage (safety run-in)  will be conducted followed by Efficacy and Biomarker Stage in which patients with mPaC will receive the 3 drugs, BXCL701 being given at the dose (400mcg or 600mcg) identified in the safety run-in.

►        $[***] estimated cost

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

FORM OF PRESS RELEASE

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

BIOXCEL CRO AND

CLINICAL SITES

CRO:  Novella Clinical LLC

Hospital
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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

NEKTAR COMPOUND

NKTR-214, a CD122-biased cytokine agonist conjugated with multiple releasable chains of polyethylene glycol (PEG)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WHERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

BIOXCEL COMPOUND

BXCL-701 (talabostat mesylate); valine-proline boronic acid formulated as the methanesulfonate salt

Name of active ingredient (BXCL701):

(2R)-1-[(2S)-2-amino-3-methyl-1-oxobutyl]-2-pyrrolidinyl]boronic acid, methanesulfonate salt